   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 14, 1996


                                              1933 ACT REGISTRATION NO. 33-11802
                                              1940 ACT REGISTRATION NO. 811-5002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                   FORM N-1A


        REGISTRATION STATEMENT UNDER
           THE SECURITIES ACT OF 1933                             / /

        Pre-Effective Amendment No.                               / /

        Post-Effective Amendment No.  15                          /X/

                                    and/or

        REGISTRATION STATEMENT UNDER
          THE INVESTMENT COMPANY ACT OF 1940                      / /

        Amendment No. 16                                          /X/

                      (Check appropriate box or boxes)


                               ------------------

                             KEMPER INVESTORS FUND
               (Exact name of Registrant as Specified in Charter)

                  120 South LaSalle Street, Chicago, Illinois
                    (Address of Principal Executive Office)

                                     60603
                                   (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 781-1121

                Philip J. Collora, Vice President and Secretary
                             KEMPER INVESTORS FUND
                            120 South LaSalle Street
                            Chicago, Illinois 60603
                    (Name and Address of Agent for Service)

                                With a copy to:
                               Charles F. Custer
                       Vedder, Price, Kaufman & Kammholz
                            222 North LaSalle Street
                            Chicago, Illinois 60601


     The Registrant has registered an indefinite number of shares of the Fund under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's most recent fiscal year will be filed on or about February 21, 1996.


     It is proposed that this filing will become effective (check appropriate box)

        / / immediately upon filing pursuant to paragraph (b)


        / / on (date) pursuant to paragraph (b)


        / / 60 days after filing pursuant to paragraph (a)(1)

        / / on (date) pursuant to paragraph (a)(1).

        / / 75 days after filing pursuant to paragraph (a)(2)


        /X/ on May 1, 1996 pursuant to paragraph (a)(2) of Rule 485.


     If appropriate, check the following box:

        / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             KEMPER INVESTORS FUND

                             CROSS-REFERENCE SHEET
                       BETWEEN ITEMS ENUMERATED IN PART A
                          OF FORM N-1A AND PROSPECTUS


                    ITEM NUMBER                                       LOCATION
                   OF FORM N-1A                                    IN PROSPECTUS
---------------------------------------------------   ----------------------------------------
     1.   Cover Page...............................   Cover Page
     2.   Synopsis.................................   Summary
     3.   Condensed Financial Information..........   Financial Highlights
     4.   General Description of Registrant........   Summary; Capital Structure and General
                                                      Information; Investment Objectives,
                                                      Policies and Risk Factors; Investment
                                                      Techniques
     5.   Management of the Fund...................   Summary; Investment Managers;
                                                      Distributor
     5A.  Management's Discussion of Fund
          Performance..............................   Capital Structure and General
                                                      Information
     6.   Capital Stock and Other Securities.......   Summary; Capital Structure and General
                                                      Information; Dividends and Taxes
     7.   Purchase of Securities Being Offered.....   Summary; Purchase and Redemption; Net
                                                      Asset Value; Distributor
     8.   Redemption or Repurchase.................   Purchase and Redemption
     9.   Pending Legal Proceedings................   Inapplicable

                               TABLE OF CONTENTS


                Summary..................................     2
                Financial Highlights.....................     4
                Investment Objectives, Policies and Risk
                  Factors................................     8
                Investment Techniques....................    23
                Net Asset Value..........................    27
                Purchase and Redemption..................    29
                Dividends and Taxes......................    29
                Capital Structure and General
                  Information............................    29
                Investment Managers......................    30
                Distributor..............................    33
                Appendix.................................    34



This prospectus contains information about the Fund that you should know before investing and should be retained for future reference. A Statement of Additional Information dated May 1, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Fund at the address or telephone number shown above.


AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     KEMPER
                                   INVESTORS
                                      FUND

                             PROSPECTUS MAY 1, 1996


                             KEMPER INVESTORS FUND
                            120 SOUTH LASALLE STREET
                            CHICAGO, ILLINOIS 60603
                                 1-800-621-1048


Kemper Investors Fund (the "Fund") offers a choice of fourteen investment portfolios to investors applying for certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.



    The fourteen investment portfolios are:



     MONEY MARKET PORTFOLIO
     TOTAL RETURN PORTFOLIO
     HIGH YIELD PORTFOLIO
     GROWTH PORTFOLIO
     GOVERNMENT SECURITIES PORTFOLIO
     INTERNATIONAL PORTFOLIO
     SMALL CAP GROWTH PORTFOLIO
     INVESTMENT GRADE BOND PORTFOLIO
     VALUE PORTFOLIO
     SMALL CAP VALUE PORTFOLIO
     VALUE+GROWTH PORTFOLIO
     HORIZON 20+ PORTFOLIO
     HORIZON 10+ PORTFOLIO
     HORIZON 5 PORTFOLIO


Shares of the Portfolios are available exclusively as pooled funding vehicles for the variable life insurance and variable annuity contracts of Participating Insurance Companies.

                                    SUMMARY


FUND INVESTMENT CONCEPT. Kemper Investors Fund (the "Fund") is an open-end management investment company established on January 22, 1987 as a Massachusetts business trust. The Fund is a series fund consisting of fourteen portfolios ("Portfolios"): Money Market, Total Return, High Yield, Growth, Government Securities, International, Small Cap Growth, Investment Grade Bond, Value, Small Cap Value, Value+Growth, Horizon 20+, Horizon 10+ and Horizon 5. Additional Portfolios may be created from time to time. The Fund is the funding vehicle for variable life insurance contracts ("VLI contracts") and variable annuity contracts ("VA contracts") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Fund currently does not foresee any disadvantages to the holders of VLI contracts and VA contracts arising from the fact that the interests of the holders of such contracts may differ. Nevertheless, the Fund's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken. The VLI contracts and VA contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.


Individual VLI contract holders and VA contract holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors (the "Shareholders"), although such companies may pass through voting rights to their VLI and VA contract holders.


INVESTMENT OBJECTIVES. The fourteen Portfolios of the Fund and their investment objectives are as follows:



MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments.



TOTAL RETURN PORTFOLIO seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.



HIGH YIELD PORTFOLIO seeks to provide a high level of current income by investing in fixed-income securities.



GROWTH PORTFOLIO seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.



GOVERNMENT SECURITIES PORTFOLIO seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.



INTERNATIONAL PORTFOLIO seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.



SMALL CAP GROWTH PORTFOLIO seeks maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.



INVESTMENT GRADE BOND PORTFOLIO seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities.



VALUE PORTFOLIO seeks to achieve a high rate of total return from a portfolio primarily of value stocks of larger companies.



SMALL CAP VALUE PORTFOLIO seeks long-term capital appreciation from a portfolio primarily of value stocks of smaller companies.



VALUE+GROWTH PORTFOLIO seeks growth of capital through professional management of a portfolio of growth and value stocks.



HORIZON 20+ PORTFOLIO, designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.



HORIZON 10+ PORTFOLIO, designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.



HORIZON 5 PORTFOLIO, designed for investors with approximately a 5 year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.

Each Portfolio except the Money Market Portfolio may engage in options and financial futures transactions. The Total Return, High Yield, Growth, Small Cap Growth, Investment Grade Bond and Value+Growth Portfolios each may invest a portion of its assets in foreign securities and engage in related foreign currency transactions. The Horizon Portfolios each will invest a portion of its assets in foreign securities and engage in related foreign currency transactions. The International Portfolio will invest a substantial portion of its assets in foreign securities and engage in related foreign currency transactions. Foreign securities may include investments in developing countries. The High Yield Portfolio will, and the Total Return, Government Securities, Investment Grade Bond and Horizon Portfolios may, invest in high yield (high risk) bonds. All of the Portfolios are diversified. See "Investment Objectives, Policies and Risk Factors."



RISK FACTORS. There is no assurance that the investment objective of any Portfolio will be achieved and investment in each Portfolio includes risks that vary in kind and degree depending upon the investment policies of the Portfolio. The returns and net asset value of a Portfolio will fluctuate (except that the Money Market Portfolio seeks to maintain a net asset value of $1.00 per share). Investors should note that investments in high yield securities by certain portfolios (the High Yield, Total Return, Government Securities, Investment Grade Bond and Horizon Portfolios) entail relatively greater risk of loss of income and principal than investments in higher rated securities; and market prices of high yield securities may fluctuate more than market prices of higher rated securities. The government guarantee of the U.S. Government securities in which the Government Securities Portfolio may invest does not guarantee the market value of the shares of the Portfolio. Normally the value of investments in U.S. Government securities varies inversely with changes in interest rates. Foreign investments by certain Portfolios (principally the International Portfolio) involve risk and opportunity considerations not typically associated with investing in U.S. companies. The return of such a Portfolio can be adversely affected by changes in currency exchange rates. Investment by the Small Cap Growth Portfolio and the Small Cap Value Portfolio primarily in smaller companies involves greater risk than investment in larger, more established companies. There are special risks associated with options, financial futures, foreign currency and other derivative transactions and there is no assurance that use of those investment techniques will be successful. Some of the Portfolios may experience high portfolio turnover, which would involve correspondingly greater brokerage commissions or other transaction costs. See "Investment Objectives, Policies and Risk Factors."


PURCHASES AND REDEMPTIONS. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that date pursuant to VLI and VA contracts. See "Purchase and Redemption."


INVESTMENT MANAGERS. Zurich Kemper Investments, Inc. ("ZKI" or "investment manager," formerly named Kemper Financial Services, Inc.) serves as investment manager for each of the Portfolios other than the Value Portfolio and the Small Cap Value Portfolio and is paid a fee at an annual rate, based upon the average daily net assets of such Portfolios, as follows: Money Market (.50%), Total Return (.55%), High Yield (.60%), Growth (.60%), Government Securities (.55%), International (.75%), Small Cap Growth (.65%), Investment Grade Bond (.60%), Value+Growth (.75%), Horizon 20+ (.60%), Horizon 10+ (.60%) and Horizon 5 (.60%). Dreman Value Advisors, Inc. ("DVA" or "investment manager"), a wholly owned subsidiary of ZKI, serves as the investment manager for the Value and the Small Cap Value Portfolios at an annual rate of .75% of average daily net assets of such Portfolios. DVA serves as sub-adviser for the Value+Growth Portfolio and is paid a fee by ZKI at an annual rate of .25% of average daily net assets of that Portfolio. DVA also serves as sub-adviser for the Horizon Portfolios and is paid a fee by ZKI at an annual rate of .25% of the portion of the average daily net assets of each Horizon Portfolio allocated by ZKI to DVA for management. See "Investment Managers."


GENERAL INFORMATION AND CAPITAL. Since the Fund offers multiple Portfolios, it is known as a "series company." Shares of each Portfolio have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Each Portfolio has its own objective, policies and restrictions. The Fund is not required to hold annual shareholder meetings, but will hold special shareholder meetings as required or deemed desirable. See "Capital Structure and General Information."

                              FINANCIAL HIGHLIGHTS


The tables below show financial information for each Portfolio (other than the Investment Grade Bond, Value, Small Cap Value, Value+Growth and Horizon Portfolios, all of which commenced operations on May 1, 1996) expressed in terms of one share outstanding throughout the period. The information for the Money Market, Total Return, High Yield and Growth Portfolios for fiscal periods prior to 1990 reflects the operations of certain Separate Accounts as discussed under "Capital Structure and General Information." The information in the tables for the years ended December 31, 1990 through 1995 is covered by the report of the Fund's independent auditors. The report is contained in the Fund's Registration Statement and is available from the Fund. The financial statements contained in the Fund's 1995 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling the Fund.


MONEY MARKET PORTFOLIO


                                                              Year ended December 31,
                     1995         1994        1993       1992       1991       1990       1989       1988       1987       1986
                   --------------------------------------------------------------------------------------------------------------
PER SHARE
  OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  year                              $1.00       1.00       1.00       1.00       1.00       1.00       1.00       1.00       1.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment
  income and
  dividends
  declared                            .04        .03        .03        .06        .08        .09        .07        .06        .06
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of year                       $1.00       1.00       1.00       1.00       1.00       1.00       1.00       1.00       1.00
------------------
TOTAL RETURN (%)                     3.96       2.83       3.43       5.89       8.08       9.11       7.47       6.58       6.61
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
  NET ASSETS (%):
Expenses                              .53        .56        .57        .56        .58        .57        .56        .55        .56
---------------------------------------------------------------------------------------------------------------------------------
Net investment
  income                             3.95       2.79       3.38       5.80       7.78       8.75       7.19       6.43       6.44
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end
  of year (in
  thousands)                      $83,821     68,177     75,270     76,479     95,759     78,683     80,362     92,130     83,793
=================================================================================================================================


NOTE TO MONEY MARKET PORTFOLIO:

The total return for 1994 includes the effect of a capital contribution from the investment manager. Without the capital contribution, the total return would have been 3.47%.

TOTAL RETURN PORTFOLIO


                                                              Year ended December 31,
                     1995         1994        1993       1992       1991       1990       1989       1988       1987       1986
                   --------------------------------------------------------------------------------------------------------------
PER SHARE
  OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  year                             $2.586      2.473      2.658      2.071      2.021      1.707      1.605      1.661      1.496
---------------------------------------------------------------------------------------------------------------------------------
Income from
  investment
  operations:
  Net investment
    income                           .069       .069       .061       .080       .113       .102       .086       .075       .060
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and
    unrealized
    gain (loss) on
    investments                     (.313)      .214      (.026)      .677      (.013)      .298       .102      (.056)      .165
---------------------------------------------------------------------------------------------------------------------------------
Total from
  investment
  operations                        (.244)      .283       .035       .757       .100       .400       .188       .019       .225
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions
    from net
    investment
    income                           .060       .050       .080       .110       .020       .086       .086       .075       .060
---------------------------------------------------------------------------------------------------------------------------------
  Distributions
    from net
    realized gain
    on investments                   .168       .120       .140       .060       .030         --         --         --         --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in
    excess of net
    realized gain
    on investments                   .002         --         --         --         --         --         --         --         --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                      .230       .170       .220       .170       .050       .086       .086       .075       .060
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of year                      $2.112      2.586      2.473      2.658      2.071      2.021      1.707      1.605      1.661
=================================================================================================================================
TOTAL RETURN (%)       25.97        (9.50)     12.13       1.69      37.90       5.04      24.16      11.98        .62      15.13
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
  NET ASSETS (%):
Expenses                              .61        .59        .60        .61        .61        .58        .61        .58        .60
---------------------------------------------------------------------------------------------------------------------------------
Net investment
  income                             3.13       3.19       3.41       3.46       5.94       5.43       5.19       4.04       3.59
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end
  of year (in
  thousands)                    $ 586,594    643,830    528,007    412,772    272,747    262,652    206,262    214,203    146,324
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
  rate (%)                            128        191        160        187        139        102        152        129        136
=================================================================================================================================

HIGH YIELD PORTFOLIO

                                                                Year ended December 31,
                        1995        1994        1993       1992       1991      1990       1989       1988      1987       1986
                      -----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year                  $1.338      1.209      1.144       .914     1.122      1.258      1.225     1.290      1.226
---------------------------------------------------------------------------------------------------------------------------------
Income from
  investment
  operations:
  Net investment
    income                             .116       .120       .125       .140      .170       .151       .152      .139       .142
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and
    unrealized gain
    (loss) on
    investments                       (.149)      .109       .070       .300     (.338)     (.163)      .033     (.065)      .064
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                          (.033)      .229       .195       .440     (.168)     (.012)      .185      .074       .206
---------------------------------------------------------------------------------------------------------------------------------
Less dividends from
  net investment
  income                               .120       .100       .130       .210      .040       .124       .152      .139       .142
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end
  of year                            $1.185      1.338      1.209      1.144      .914      1.122      1.258     1.225      1.290
=================================================================================================================================
TOTAL RETURN (%)          17.40       (2.25)     20.00      17.76      51.83    (15.45)     (1.22)     15.66      5.82      17.63
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS (%):
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                .65        .63        .64        .67       .68        .63        .66       .62        .66
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                  9.49       9.54      10.44      12.95     16.27      12.50      11.98     10.81      11.06
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of
  year (in thousands)             $ 219,415    233,964    162,158    121,608    88,566    150,674    138,461    95,502    143,605
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
  rate (%)                               98         84         57         31        28         81         52       122        158
=================================================================================================================================



GROWTH PORTFOLIO


(FORMERLY THE EQUITY PORTFOLIO)



                                                                Year ended December 31,
                        1995        1994        1993       1992       1991      1990       1989       1988      1987       1986
                      -----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year                  $2.935      2.631      2.642      1.681     1.692      1.348      1.374     1.377      1.283
---------------------------------------------------------------------------------------------------------------------------------
Income from
  investment
  operations:
  Net investment
    income                             .018       .004       .007       .017      .032       .039       .032      .030       .024
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and
    unrealized gain
    (loss) on
    investments                       (.138)      .370       .082       .974     (.023)      .338      (.026)    (.003)      .094
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                          (.120)      .374       .089       .991      .009       .377       .006      .027       .118
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from
    net investment
    income                               --       .010       .005       .030      .010       .033       .032      .030       .024
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from
    net realized gain
    on investments                     .150       .060       .095         --      .010         --         --        --         --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                        .150       .070       .100       .030      .020       .033       .032      .030       .024
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end
  of year                            $2.665      2.935      2.631      2.642     1.681      1.692      1.348     1.374      1.377
=================================================================================================================================
TOTAL RETURN (%)          32.97       (4.02)     14.63       3.57      59.47      0.60      27.87        .40      1.67       9.10
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS (%):
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                .66        .64        .64        .67       .68        .70        .71       .64        .70
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                   .69        .30        .65        .83      2.23       2.49       2.34      1.85       1.82
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of
  year (in thousands)             $ 321,708    284,461    203,624    118,983    61,621     51,961     45,833    46,474     30,228
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
  rate (%)                              106         78         78        106       135         93        301       165        262
=================================================================================================================================

GOVERNMENT SECURITIES PORTFOLIO


                                                                            Year ended December 31,
                                               1995      1994      1993      1992     1991    1990(a)   1989(a)   1988    1987(c)
                                              -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                       $1.267     1.277    1.287    1.175     1.091     1.053   1.020     1.000
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    .067      .060     .064     .090      .093      .092    .089        --
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                           (.102)     .020     .006     .082      .011      .036   (.056)     .020
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          (.035)     .080     .070     .172      .104      .128    .033      .020
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment income                 .060      .060     .050     .060      .020      .090      --        --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain on
    investments                                            .024      .030     .030       --        --        --      --        --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net realized
    gain on investments                                    .006        --       --       --        --        --      --        --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                                            .090      .090     .080     .060      .020      .090      --        --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                             $1.142     1.267    1.277    1.287     1.175     1.091   1.053     1.020
=================================================================================================================================
TOTAL RETURN (%)                                18.98     (2.74)     6.48     5.90    15.22      9.81     13.14    3.27        --
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                                    .63       .60      .61      .63       .58       .53    1.81      --(b)
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      5.69      5.05     6.08     7.42      8.48      8.73    7.94      --(b)
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of year (in thousands)                $95,782   121,912   98,814   59,064    31,929    14,878   1,170       311
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 606       534      492      141       174        28      25        --
=================================================================================================================================


NOTES TO GOVERNMENT SECURITIES PORTFOLIO:


(a) ZKI waived its investment management fee from March 1, 1989 to March 1, 1990. Absent this waiver, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.04% and 8.22%, respectively, in 1989 and .66% and 8.40%, respectively, in 1990.

(b) Because of the short start-up period from the Government Securities Portfolio's initial public offering to December 31, 1987, ratios of expenses and net investment income to average net assets for 1987 are not meaningful.
(c) For the period from September 3, 1987 (inception) through December 31, 1987.

INTERNATIONAL PORTFOLIO


                                                                                                  Year ended
                                                                                                 December 31,
                                                                                         ----------------------------
                                                                                         1995       1994        1993      1992(a)
                                                                                         -----    --------     ------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                                                $1.306       .993      1.000
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                                               .009       .010       .010
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                             (.056)      .313      (.017)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                     (.047)      .323      (.007)
--------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment income                                                              --       .009         --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain on investments                                                 .015       .001         --
--------------------------------------------------------------------------------------------------------------------------------
Total dividends                                                                                       .015       .010         --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                      $1.244      1.306       .993
================================================================================================================================
TOTAL RETURN (%)                                                                         12.83       (3.59)     32.83       (.72)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                                                                               .93        .92       1.11
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                  .74        .86       1.01
--------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                                                        $122,710     88,880     19,447
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                            107        116        129
================================================================================================================================


NOTE TO INTERNATIONAL PORTFOLIO:

(a) For the period from January 6, 1992 (inception) through December 31, 1992.

SMALL CAP GROWTH PORTFOLIO


(FORMERLY THE SMALL CAPITALIZATION EQUITY PORTFOLIO)



                                                                                                                   Year ended
                                                                                                                  December 31,
                                                                                                               ------------------
                                                                                                                1995      1994(a)
                                                                                                               -------    -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                                                                       $1.000
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                                                                      .008
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                                                                            .031
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                                             .039
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                             $1.039
=================================================================================================================================
TOTAL RETURN (%)                                                                                                 30.07       3.95
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                                                                                                     1.25
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                         .91
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                                                                                $12,909
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                                    58
=================================================================================================================================



NOTE TO SMALL CAP GROWTH PORTFOLIO:


(a) For the period from May 2, 1994 (inception) through December 31, 1994.

NOTE:

Ratios for all Portfolios have been determined on an annualized basis. Total return is not annualized.

                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Fund has adopted for each Portfolio certain fundamental investment restrictions which, together with the investment objective and policies, cannot be changed with respect to a Portfolio without approval by holders of a majority of the outstanding voting shares as defined in the Investment Company Act of 1940 ("1940 Act"). See "Investment Restrictions" in the Statement of Additional Information.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. There are market risks in any investment and therefore there can be no assurance that the objective of any Portfolio will be achieved. The actual return of a holder of a variable life or variable annuity contract will be affected by charges imposed by the separate accounts of Participating Insurance Companies.

MONEY MARKET PORTFOLIO. The Money Market Portfolio seeks maximum current income to the extent consistent with stability of principal from a portfolio of the following types of U.S. Dollar denominated money market instruments that mature in twelve months or less:

     1. Obligations of, or guaranteed by, the U.S. or Canadian Governments, their agencies or instrumentalities. The two broad categories of U.S. Government debt instruments are: (a) direct obligations of the U.S. Treasury and (b) securities issued or guaranteed by agencies and instrumentalities of the U.S. Government. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States and others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury.

     2. Bank certificates of deposit, time deposits or bankers' acceptances limited to U.S. banks or Canadian chartered banks having total assets in excess of $1 billion.

     3. Bank certificates of deposit, time deposits or bankers' acceptances of U.S. branches of foreign banks having total assets in excess of $10 billion.

     4. Commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or A-1 or A-2 by Standard & Poor's Corporation ("S&P"), or commercial paper or notes of comparable quality, such as are issued by companies with an unsecured debt issue outstanding currently rated A or higher by Moody's or S&P where the obligation is on the same or a higher level of priority as the rated issue, and investments in other corporate obligations such as publicly traded bonds, debentures and notes rated A or higher by Moody's or S&P. See "Appendix--Ratings of Investments" in the Statement of Additional Information for a description of the ratings.

     5. Repurchase agreements of obligations which are suitable for investment under the categories set forth above. Repurchase agreements are discussed under "Investment Techniques--Repurchase Agreements."

In addition, the Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7 of the 1940 Act. See "Net Asset Value."

To the extent the Money Market Portfolio purchases Eurodollar certificates of deposit issued by London branches of U.S. banks, or commercial paper issued by foreign entities, consideration will be given to their marketability, possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates issued by U.S. banks and associated income may be subject to the imposition of foreign taxes. The Money Market Portfolio will normally invest at least 25% of its net assets in instruments issued by domestic or foreign banks.

The Money Market Portfolio seeks to maintain its net asset value at $1.00 per share by valuing its portfolio of investments on the amortized cost method in accordance with Rule 2a-7 of the 1940 Act. See "Net Asset Value." While the Portfolio will make every effort to maintain a fixed net asset value at $1.00 per share, there can be no assurance that this objective will be achieved.

The Money Market Portfolio may invest in instruments that bear rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuations in values of the instruments ("Variable Rate Securities"). The Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission ("SEC") rules that allow the Fund to consider certain of such instruments as having maturities earlier than the maturity date on the instrument.

TOTAL RETURN PORTFOLIO. The Total Return Portfolio seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks. The Portfolio's investments will normally consist of domestic and foreign fixed income and equity securities. Fixed income securities will include bonds, money market instruments (including repurchase agreements) and other debt securities (such as U.S. and foreign government securities and investment grade and high yield corporate obligations) and preferred stocks, some of which may have a call on common stocks through attached warrants or a conversion privilege. The Portfolio may invest in fixed income securities that are in the lower rating categories and those that are non-rated (sometimes called "junk bonds"). The characteristics of the rating categories are described in "Appendix--Ratings of Investments" in the Statement of Additional Information. For a discussion of lower rated and non-rated securities and related risks, see "High Yield Portfolio" and "Special Risk Factors--High Yield (High Risk) Bonds" below. Equity investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks; however, the Portfolio may also make private placement investments (which are normally restricted securities). For a further description of equity securities, see "Growth Portfolio" below. The percentage of assets invested in specific categories of fixed-income and equity securities will vary from time to time depending upon the judgment of the investment manager as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal or monetary policies.


The Portfolio does not make investments for short-term profits nor does it have a separate portfolio turnover policy for equity and fixed income segments of its portfolio. The Portfolio is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions or market prices may dictate and as its investment policy may require.

The Portfolio may write and purchase put and call options traded on national securities exchanges or over-the-counter, including options on securities indices. The Portfolio may also engage in financial futures transactions and may purchase foreign securities and engage in related foreign currency transactions. The Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. See "Special Risk Factors--Foreign Securities" and "Investment Techniques."

HIGH YIELD PORTFOLIO. The High Yield Portfolio seeks to provide a high level of current income by investing in fixed income securities. Fixed income obligations include corporate debt securities, U.S. and Canadian Government securities, obligations of U.S. and Canadian banking institutions, convertible securities, assignments or participations in loans, preferred stock, and cash and cash equivalents, including repurchase agreements.


The fixed income securities purchased by the Portfolio may include those in the lower rating categories of the established rating services and those that are non-rated (sometimes called "junk bonds"). Investments in such securities entail relatively greater risk of loss of income or principal than investments in higher rated securities; market prices may fluctuate more than market prices of higher rated securities. See "Special Risk Factors--High Yield (High Risk) Bonds" below for a discussion of such risks. These fixed income securities (debt and preferred stock issues, including convertibles) normally offer a current yield or yield to maturity that is significantly higher than the yield available from securities rated in the four highest categories assigned by Moody's or S&P. See "Appendix--Ratings of Investments" in the Statement of Additional Information for a description of Moody's and S&P ratings.



The average maturity and the mix of investments of the Portfolio will vary as the investment manager seeks to provide a high level of income considering the available alternatives in the market. See "Appendix--Portfolio Composition of High Yield Bonds" in this prospectus. Since interest rates vary with changes in economic, market, political and other conditions, there can be no assurance that historic interest rates are indicative of rates which may prevail in the future. Since the value of securities in the Portfolio fluctuates depending upon market factors and inversely with current interest rate levels, the net asset value of its shares will fluctuate. The investment manager will adjust the investments of the Portfolio as considered advisable in view of prevailing or anticipated market conditions. Accordingly, certain portfolio securities may be purchased or sold in anticipation of a rise or a decline in interest rates.


The Portfolio does not make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions or market prices may dictate and as its investment policy may require.

The Portfolio may write and purchase put and call options traded on national securities exchanges or over-the-counter, including options on securities indices. The Portfolio may also engage in financial futures transactions and may purchase foreign securities and engage in related foreign currency transactions. The Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. See "Special Risk Factors--Foreign Securities" and "Investment Techniques."

GROWTH PORTFOLIO. The Growth Portfolio seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation. Current income will not be a significant factor. The Portfolio's investments normally will consist of equity securities and securities convertible into or exchangeable for equity securities; however, it may also make private placement investments (which are normally restricted securities).



As a non-fundamental investment policy, the Growth Portfolio will invest at least 65% of its total assets in equity securities under normal circumstances. Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants, options and rights exercisable for equity securities. The common stocks or the other securities selected will be those which, in the investment manager's judgment, have significant appreciation possibilities. Investment opportunities will often be sought among securities of small, less well-known companies; but securities of large, well-known companies will also be purchased, particularly when the investment manager considers such securities to be priced favorably in comparison with securities of smaller companies. See "Growth and Value Stocks" below.



In seeking to obtain capital appreciation, the Portfolio may trade in securities for the short term. To this extent, the Portfolio will be engaged in trading operations based on short-term market considerations as distinct from long-term investment based upon fundamental valuation of securities. However, the Portfolio will emphasize fundamental research in attempting to identify under-valued situations that it hopes will appreciate over the longer term. The Portfolio's investment policy may involve a somewhat greater risk than is inherent in the ordinary investment security.



For defensive purposes, the Portfolio may temporarily hold a significant portion of its assets in cash or defensive type securities, such as liquid high grade debt securities, high quality money market instruments and repurchase agreements.



The Portfolio may write and purchase put and call options traded on national securities exchanges or over-the-counter, including options on securities indices. The Portfolio may also engage in financial futures transactions and may purchase foreign securities and engage in related foreign currency transactions. See "Special Risk Factors--Foreign Securities" and "Investment Techniques."


GOVERNMENT SECURITIES PORTFOLIO. The Government Securities Portfolio seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities. The Portfolio will also invest in fixed-income securities other than U.S. Government securities, and will engage in options and financial futures transactions. The Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. See "Investment Techniques." The Portfolio's current return is sought from interest income and net short-term gains on securities and options and futures transactions.

Under normal market conditions, the Portfolio will, as a fundamental policy, invest at least 65% of its total assets in U.S. Government securities and repurchase agreements of U.S. Government securities. There are two broad categories of U.S. Government securities: (a) direct obligations of the U.S. Treasury and (b) obligations issued or guaranteed by agencies and instrumentalities of the United States. Some obligations issued or guaranteed by agencies or instrumentalities are backed by the full faith and credit of the United States (such as Government National Mortgage Association "GNMA" Certificates) and others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as Federal National Mortgage Association Bonds). GNMA Certificates are debt securities which represent an interest in one or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans Administration. U.S. Government securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons (see "Investment Policies and Techniques" in the Statement of Additional Information for a discussion of their features and risks) and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality (see "Investment Techniques").

U.S. Government securities of the type in which the Portfolio may invest have historically involved little risk of loss of principal if held to maturity. The government guarantee of the securities in the Portfolio, however, does not guarantee the market value of the shares of the Portfolio. There are market risks inherent in all investments in securities and the value of an investment in the Portfolio will fluctuate over time. Normally, the value of the Portfolio's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Portfolio's investments will tend to decline and, as interest rates fall, the value of the Portfolio's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments in respect to certain mortgage-backed securities, such as GNMA certificates. Prepayment of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Portfolio and may even result in losses to the Portfolio if some securities were acquired at a premium. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.


The Portfolio will seek to enhance income through limited investment (up to 35% of total assets) in fixed income securities other than U.S. Government securities. Such other fixed-income securities include: (a) corporate debt securities that are rated at the time of purchase within the four highest grades by either Moody's (Aaa, Aa, A, or Baa) or S&P (AAA, AA, A, or BBB); (b) commercial paper that is rated at the time of purchase within the two highest grades by either Moody's (Prime-1 or Prime-2) or S&P (A-1 or A-2); (c) bank certificates of deposit (including term deposits) or bankers' acceptances issued by domestic banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion; and (d) repurchase agreements with respect to any of the foregoing; provided, however, the Portfolio may invest up to 10% of its total assets in fixed income securities without regard to the foregoing limitations, including securities that are rated below Baa by Moody's and BBB by S&P or are non-rated (sometimes called "junk bonds"). The characteristics of the rating categories are described in "Appendix--Ratings of Investments" in the Statement of Additional Information. For a discussion of lower rated and non-rated securities and related risks, see "High Yield Portfolio" above and "Special Risk Factors--High Yield (High Risk) Bonds" below.


The Portfolio may also invest in collateralized obligations which, consistent with the limitations reflected above, may be privately issued or may be issued or guaranteed by U.S. Government agencies or instrumentalities. See "Investment Techniques."

During temporary defensive periods when the Fund's investment manager deems it appropriate, the Portfolio may invest all or a portion of its assets in cash or short-term high quality money market instruments, including short-term U.S. Government securities and repurchase agreements with respect to such securities. The yields on these securities tend to be lower than the yields on other securities to be purchased by the Portfolio.


INTERNATIONAL PORTFOLIO. The International Portfolio seeks a total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities. Investments may be made for capital growth or for income or any combination thereof for the purpose of achieving a high overall return. There is no limitation on the percentage or amount of the Portfolio's assets that may be invested for growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. While the Portfolio invests principally in equity securities of non-U.S. issuers, it may also invest in convertible and debt securities and foreign currencies. The Portfolio invests primarily in non-U.S. issuers, and under normal circumstances more than 80% of the Portfolio's total assets will be invested in non-U.S. issuers. In determining whether the Portfolio will be invested for capital growth or income, the investment manager analyzes the international equity and fixed income markets and seeks to assess the degree of risk and level of return that can be expected from each market. See "Growth and Value Stocks" below. Also see "Special Risk Factors--Foreign Securities."


In pursuing its objective, the Portfolio invests primarily in common stocks of established non-U.S. companies believed to have potential for capital growth, income or both. However, there is no requirement that the Portfolio invest exclusively in common stocks or other equity securities. The Portfolio may invest in any other type of security including, but not limited to, convertible securities (including warrants), preferred stocks, bonds, notes and other debt securities of companies (including Euro-currency instruments and securities) or obligations of domestic or foreign governments and their political subdivisions. When the investment manager believes that the total return potential in debt securities equals or exceeds that of equity securities, the Portfolio may substantially increase its holdings of such debt securities. The Portfolio may establish and maintain reserves for defensive purposes or to enable it to take advantage of future buying opportunities. The Portfolio's reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements.


The Portfolio makes investments in various countries. Under normal circumstances, business activities in not less than three different foreign countries will be represented in the portfolio. The Portfolio may, from time to time, have more than 25% of its assets invested in any major industrial or developed country that in the view of the investment manager poses no unique investment risk. The Portfolio may purchase securities of companies, wherever organized, that have their principal activities and interests outside the United States. Under excep-tional economic or market conditions abroad, the Portfolio may, for defensive purposes, invest all or a major portion of its assets in U.S. Government obligations or securities of companies incorporated in and having their principal activities in the United States. The Portfolio may also invest its reserves in domestic short-term money market instruments as described above.

In determining the appropriate distribution of investments among various countries and geographic regions, the investment manager ordinarily considers such factors as: prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor. Currently, more than 60% of the market capitalization of equity securities are represented by securities in currencies other than the U.S. Dollar.

The Portfolio may purchase and sell options on securities, index options, financial futures contracts and options on financial futures contracts. The Portfolio may enter into forward foreign currency exchange contracts, foreign currency options and foreign currency futures contracts and options thereon to protect against uncertainty in the level of future foreign exchange rates. See "Investment Techniques" below.

Generally, the Portfolio will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

Investors should understand that the expense ratio of the Portfolio can be expected to be higher than that of portfolios investing in domestic securities since the costs of operation are higher.


SMALL CAP GROWTH PORTFOLIO. The Small Cap Growth Portfolio seeks maximum appreciation of investors' capital. Current income will not be a significant factor. The Portfolio is designed primarily for investors with substantial resources and the investment experience to consider their shares as a long-term investment involving financial risk commensurate with potential substantial gains. Since many of the securities in the Portfolio may be considered speculative in nature by traditional investment standards, substantially greater than average market volatility and investment risk may be involved. There is no assurance that the Portfolio's objective will be achieved and its returns and net asset value will fluctuate.



The Small Cap Growth Portfolio seeks attractive areas for investment opportunity arising from such factors as technological advances, new marketing methods, and changes in the economy and population. Currently, the investment manager believes that such investment opportunities may be found among the following:
(a) companies engaged in high technology fields such as electronics, medical technology and computer software and specialty retailing; (b) companies having a significantly improved earnings outlook as the result of a changed economic environment, acquisitions, mergers, new management, changed corporate strategy or product innovation; (c) companies supplying new or rapidly growing services to consumers and businesses in such fields as automation, data processing, communications, and marketing and finance; and (d) companies having innovative concepts or ideas.



As a non-fundamental investment policy, at least 65% of the Small Cap Growth Portfolio's total assets normally will be invested in the equity securities of smaller companies, i.e., those having a market capitalization of $1 billion or less at the time of investment, many of which would be in the early stages of their life cycle. The investment manager currently believes that investment in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also involves certain special risks. See "Special Risk Factors--Small Cap Securities" below for a discussion of the risks associated with an investment in securities of companies with small market capitalizations. See "Growth and Value Stocks" below.



The Small Cap Growth Portfolio's investment portfolio will normally consist primarily of common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the investment manager to offer opportunities for capital growth. The Portfolio may also write and purchase options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Investment Techniques" below. When a defensive position is deemed advisable, the Portfolio may, without limit, invest in high grade debt securities and securities of the U.S. Government and its agencies or instrumentalities or retain cash or cash equivalents, including repurchase agreements.



In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. The Small Cap Growth Portfolio does not intend to engage actively in trading for short-term profits, although it may occasionally make investments for short-term capital appreciation when such action is believed to be desirable and consistent with sound investment procedure. Generally, the Portfolio will make long-term rather than short-term investments. Nevertheless, it may dispose of such investments at any time it may be deemed advisable because of a subsequent change in the circumstances of a particular company or industry or in general market or economic conditions. The rate of portfolio turnover is not a limiting factor when changes in investment are deemed appropriate. In addition, market conditions, cash requirements for redemption and repurchase of Portfolio shares or other factors could affect the portfolio turnover rate.


INVESTMENT GRADE BOND PORTFOLIO. The Investment Grade Bond Portfolio seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities. Under normal market conditions, as a non-fundamental policy, at least 65% of the Portfolio's assets will be invested in the following categories: (a) corporate debt securities which are rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or any other nationally recognized statistical rating organization; (b) obligations of, or guaranteed by, the United States, its agencies or instrumentalities; (c) obligations (payable in U.S. Dollars) of, or guaranteed by, the government of Canada or any instrumentality or political subdivision thereof; (d) commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P; (e) bank certificates of deposit or bankers' acceptances issued by domestic or Canadian chartered banks having total deposits in excess of $1 billion; and (f) cash and cash equivalents. The Portfolio may also invest up to 10% of its assets in preferred stock.



There are market and investment risks with any security and the value of an investment in the Portfolio may fluctuate over time. Normally, the value of the Portfolio's investments varies inversely with changes in interest rates. Corporate debt securities rated within the four highest grades by Moody's or S&P are generally considered to be "investment grade." Like higher rated securities, securities rated in the BBB or Baa categories are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher rated securities and thus may be adversely affected by severe economic circumstances and are considered to have speculative characteristics. The Portfolio may invest up to 35% of its total assets in fixed income securities that are rated below BBB by S&P and Baa by Moody's or are non-rated. For a discussion of lower rated and non-rated securities, commonly referred to as "junk bonds," and related risks, see "Special Risk Factors--High Yield (High Risk) Bonds" and "Appendix--Ratings of Investments" in the Statement of Additional Information.



The Portfolio may purchase and sell options and engage in financial futures transactions. See "Investment Techniques" below. The Portfolio may also invest in foreign securities and engage in related foreign currency transactions. See "Special Risk Factors--Foreign Securities" below.



VALUE PORTFOLIO. The Value Portfolio's investment objective is to achieve a high rate of total return. It will invest principally in a diversified portfolio consisting primarily of common stocks believed by the investment manager to be undervalued. See "Growth and Value Stocks" below.



The Portfolio will invest primarily in common stocks of larger, listed companies with a record of earnings and dividends, low price-earnings ratios, reasonable returns on equity, and sound finances which, in the opinion of the investment manager, have intrinsic value. The Portfolio may also invest in preferred stocks, convertible securities and warrants. It is anticipated that most stocks purchased will be listed on the New York Stock Exchange, but the Portfolio may also purchase securities listed on other securities exchanges and in the over-the-counter market. The Portfolio generally will invest in common stocks that pay relatively high dividends, i.e., comparable to the dividend yield of S&P's 500 Composite Stock Index. In order to enhance its investment return, the Portfolio may sell options on securities it holds ("covered call options"), and sell put options on securities it may acquire. The Portfolio may earn premium income on the sale of these options.



While most investments will be in dividend paying stocks, the Portfolio may also acquire stocks that do not pay dividends in anticipation of market appreciation, future dividends, or both, and when the investment manager believes that it would be advantageous to write options on such stocks. The Portfolio will be managed with a view to achieving a high rate of total return on investors' capital primarily through appreciation of its common stock holdings, options transactions and by acquiring and selling stock index futures and options thereon and, to a lesser extent, through dividend and interest income, all of which, in the investment manager's judgment, are elements of "total return."



While it is anticipated that under normal circumstances the Portfolio will be fully invested, in order to conserve assets during periods when the investment manager believes that the markets for equity securities are unduly speculative, the Portfolio may invest all or a significant portion of its assets in cash or defensive-type securities, such as high-grade debt securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for temporary defensive purposes only.

SMALL CAP VALUE PORTFOLIO. The Small Cap Value Portfolio's investment objective is to seek long-term capital appreciation. It will invest principally in a diversified portfolio of equity securities of small companies with market capitalizations ranging from $100 million to $1 billion that the investment manager believes to be undervalued. See "Growth and Value Stocks" below. The Portfolio may also invest in preferred stocks, convertible securities and warrants. Under normal market conditions, at least 65% of the total assets of the Portfolio will be invested in securities of companies whose market capitalizations are less than $1 billion. The investment manager currently believes that investment in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also involves certain special risks. For a discussion of the risks associated with an investment in securities of companies with small market capitalizations, see "Special Risk Factors--Small Cap Securities" below.



The Portfolio will invest primarily in common stocks of companies with a record of earnings, low price-earnings ratios, reasonable returns on equity and sound finances which, in the opinion of the investment manager, have intrinsic value. Such securities are generally traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The Portfolio may sell covered call options on securities it holds and put options on securities it may acquire. The Portfolio may earn premium income on the sale of these options. The Portfolio may also engage in financial futures transactions. See "Investment Techniques" below.



While it is anticipated that under normal circumstances the Portfolio will be fully invested, in order to conserve assets during periods when the investment manager believes that the markets for equity securities are unduly speculative, the Portfolio may invest all or a significant portion of its assets in cash or defensive-type securities, such as high-grade debt securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for temporary defensive purposes only.



VALUE+GROWTH PORTFOLIO. The Value+Growth Portfolio seeks growth of capital through professional management of a portfolio of growth and value stocks. These stocks include stocks of large established companies, as well as stocks of small companies. A secondary objective is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks. See "Growth and Value Stocks" below.



Although it is anticipated that the Portfolio will invest primarily in common stocks of domestic companies, the Portfolio may also purchase convertible securities, such as bonds and preferred stocks (including warrants and rights). The Portfolio may also purchase options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Investment Techniques" below. From time to time, all or a significant portion of the Portfolio's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and high quality money market instruments, including repurchase agreements.



The Portfolio does not generally make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.



HORIZON PORTFOLIOS. The Horizon 20+, Horizon 10+ and Horizon 5 Portfolios (the "Horizon Portfolios") are designed for investors with different investment horizons. Investors are encouraged to choose the appropriate Horizon Portfolio based upon their evaluation of their individual circumstances, including the anticipated timing of major investment goals, such as sending a child or grandchild to college, retirement or purchasing a home, as well as their individual risk tolerance and investment objective. As investors' horizons change, or as their investment goals change, they are encouraged to re-evaluate their Horizon Portfolio choices to determine whether they should move all or a portion of their investment to a different Horizon Portfolio with a more appropriate objective and asset mix. The investment horizon of each Horizon Portfolio should not be the sole factor in considering a Horizon Portfolio. Investors should also review the investment objectives and policies of each Horizon Portfolio.



Through professional management and diversification, each Horizon Portfolio seeks to control risk for its given time horizon. Each Horizon Portfolio's investment objectives, investment horizon, and investment policies are described below.



HORIZON 20+ PORTFOLIO. The Horizon 20+ Portfolio, designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective. Under normal condi-tions, the Horizon 20+ Portfolio expects to maintain an asset allocation of approximately 80% equity securities and 20% fixed income securities.



HORIZON 10+ PORTFOLIO. The Horizon 10+ Portfolio, designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk. Under normal conditions, the Horizon 10+ Portfolio expects to maintain an asset allocation of approximately 60% equity securities and 40% fixed income securities.



HORIZON 5 PORTFOLIO. The Horizon 5 Portfolio, designed for investors with approximately a 5 year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective. Under normal conditions, the Horizon 5 Portfolio expects to maintain an asset allocation of approximately 40% equity securities and 60% fixed income securities.



                                                          HORIZON 20+          HORIZON 10+           HORIZON 5
                                                       TARGET ALLOCATION    TARGET ALLOCATION    TARGET ALLOCATION
                                                       -----------------    -----------------    -----------------
Equities............................................           80%                  60%                  40%
Fixed Income........................................           20%                  40%                  60%



Although each Horizon Portfolio has a target asset allocation of equity and fixed income securities, the investment manager may adjust each Horizon Portfolio's asset mix somewhat based upon cash flow, market conditions and an evaluation of the anticipated returns and risk for various asset classes. For example, if equities are considered to have greater appreciation potential relative to fixed income securities during a given period, a Horizon Portfolio's percentage weighting of equities may be increased. Allocating assets permits the investment manager to seek optimum performance for each Horizon Portfolio consistent with its investment objective and investment horizon. Allocation decisions are normally based upon long-term considerations and it is expected that, over the long-term, the target allocation percentages will be closely approximated.



When the investment manager determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, each Horizon Portfolio may invest without limitation in high-grade debt securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and high quality money market instruments, including repurchase agreements, or retain cash or cash equivalents. Each Horizon Portfolio may also purchase and write options, engage in financial futures transactions, engage in foreign currency transactions, lend its portfolio securities and engage in delayed delivery transactions.



The Horizon Portfolios do not generally make investments for short-term profits, nor do they have separate portfolio turnover policies for the equity and fixed income asset classes. The Horizon Portfolios are not restricted in policy with regard to portfolio turnover and will make changes in their investments from time to time as business and economic conditions or market prices may dictate and as their investment objectives and policies may require.



EQUITIES. Each Horizon Portfolio's investment in equity securities will be comprised primarily of common stocks of U.S. and foreign (or "international") companies, but may also include preferred stocks, securities convertible into and exchangeable for common or preferred stocks (including other preferred stocks, warrants and rights, but not including convertible debt securities), equity investments in partnerships, joint ventures and other forms of noncorporate investments and warrants and rights exercisable for equity securities. Investments will primarily include stocks of large, established companies, but may also include stocks of smaller companies. Each Horizon Portfolio's equity securities will be divided between U.S. and international as described below. The U.S. equity portion of each Horizon Portfolio is divided further into two parts, one invested in growth stocks and one invested in value stocks. As with the overall asset allocation, the investment manager may, from time to time, adjust the equity asset class of each Horizon Portfolio. It is expected, however, that adjustments to the mix of the equity asset class will be more dynamic than adjustments to the overall mix.



U.S./International. The target mix between U.S. equities and international equities seeks the optimum balance of risk reduction and return enhancement available from international investing. This allows investors in each Horizon Portfolio the opportunity to invest a portion of their assets in a diversified portfolio of foreign securities. Under normal conditions, each Horizon Portfolio's equity securities will consist of approximately 70% U.S. and 30% international. In the case of the international equity exposure, allocations may range from 20% to 40%, although the investment manager may decrease a Horizon Portfolio's exposure to zero if investments in foreign securities appear to be relatively unattractive in the judgment of the investment manager because of current or anticipated adverse political or economic conditions.



Foreign securities can be attractive because they increase diversification, as compared to a portfolio comprised solely of U.S. securities. In addition, many foreign economies have, from time to time, grown faster than the

U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue. International diversification allows an investor to achieve greater portfolio diversification and to take advantage of changes in foreign economies and market conditions. Although international investing entails special risks, the mixture of U.S. and international stocks is designed to reduce risk, while also increasing potential return, relative to investing in U.S. or international stocks alone. There is no assurance, however, that any specific allocation will reduce risk or increase returns. See "Special Risk Factors--Foreign Securities" below.



U.S. Growth/U.S. Value. The allocation between U.S. growth stocks and U.S. value stocks seeks to reduce the risk, over a full market cycle, of holding growth stocks or value stocks alone. See "Growth and Value Stocks" below.



FIXED INCOME. The fixed income portion of each Horizon Portfolio may be invested in a broad variety of fixed income securities including, without limitation: (a) obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; (b) bonds, debentures, convertible debt instruments, assignments or participation in loans, notes, commercial paper, and other debt securities of corporations, trusts and other entities; (c) certificates of deposit, bankers' acceptances and time deposits and (d) cash and cash equivalents, including repurchase agreements. The fixed income portion of each Horizon Portfolio will be comprised of U.S. Dollar denominated instruments.



Each Horizon Portfolio attempts to limit its exposure to credit risk by imposing limits on the quality of specific securities in its Portfolio and by maintaining a relatively high average weighted credit quality. Credit quality refers to a fixed income security issuer's expected ability to make all required interest and principal payments in a timely manner. Higher rated fixed income securities generally represent less risk than lower or non-rated securities. Ratings published by nationally recognized rating agencies such as S&P and Moody's are widely accepted measures of credit risk. The fixed income portion of each Horizon Portfolio will be invested in securities that are rated at the time of purchase within the four highest grades assigned by Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or any other Nationally Recognized Statistical Rating Organization ("NRSRO") as designated by the Securities and Exchange Commission, or will be of comparable quality as determined by the investment manager, provided that up to 10% of the fixed income portion of each Horizon Portfolio may be invested in securities that are lower rated ("junk bonds"). The top four ratings currently assigned by these organizations are as follows: Moody's (Aaa, Aa, A or Baa), S&P (AAA, AA, A or BBB), Fitch (AAA, AA, A or BBB) and Duff (AAA, AA, A or BBB). In addition, under normal conditions, each Horizon Portfolio expects to maintain a relatively high average dollar-weighted credit quality (i.e., within the top two rating categories of an NRSRO or comparable as determined by the investment manager). Average dollar-weighted credit quality is calculated by averaging the ratings of each fixed income security held by a Horizon Portfolio with each rating "weighted" according to the percentage of assets that it represents. Average dollar-weighted credit quality is not a precise measure of the credit risk presented by a Horizon Portfolio of fixed income securities. For instance, a combination of securities that are rated AAA and securities that are rated BB that together result in an average weighted credit quality of AA may present more risk than a group of just AA rated securities.



After a Horizon Portfolio purchases a security, its quality level may fall below that at which it was purchased (i.e., downgraded). In such instance, the Horizon Portfolio would not be required to sell the security, but the investment manager will consider such an event in determining whether the Horizon Portfolio should continue to hold the security. The ratings of NRSROs represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings, and other opinions as to quality, are relative and subjective and are not absolute standards of quality. For a discussion of lower rated and non-rated securities and related risks, see "Special Risk Factors -- High Yield (High Risk) Bonds" below.



Each Horizon Portfolio attempts to limit its exposure to interest rate risk by maintaining a relatively short duration. Interest rate risk is the risk that the value of the fixed income securities may rise or fall as interest rates change. Under normal conditions, the target duration of the fixed-income portion of each Horizon Portfolio is approximately 2.5 years, although it may range from 1.5 to
3.5 years depending upon market conditions. "Duration," and the more traditional "average dollar-weighted maturity," are measures of how a fixed income portfolio tend to react to interest rate changes. Each fixed income security held by a Horizon Portfolio has a stated maturity. The stated maturity is the date when the issuer must repay the entire principal amount to an investor. A security's term to maturity is the time remaining to maturity. A security will be treated as having a maturity earlier than its stated maturity date if the security has technical features (such as puts or demand features) or a variable rate of interest that, in the judgment of the investment manager, will result in the security being valued in the market as though it has the earlier maturity. Average dollar-weighted maturity is calculated by averaging the terms to maturity of each fixed income security held by each Horizon Portfolio with each maturity "weighted" according to the percentage of assets that it represents. Unlike average dollar-weighted maturity, duration reflects both principal and interest payments and is designed to measure more accurately a portfolio's sensitivity to incremental changes in interest rates than does average weighted maturity. By way of example, if the duration of a Horizon Portfolio's fixed income securities were two years, and interest rates decreased by 100 basis points ( a basis point is one-hundredth of one percent), the market price of that portfolio of fixed income securities would be expected to increase by approximately 2%.



GROWTH AND VALUE STOCKS. Certain Portfolios of the Fund intend to invest in growth stocks or value stocks, or a combination thereof. Equity portfolios managed by ZKI typically invest in growth stocks. These include the following
Portfolios: Total Return (stock portion), Growth, International, Small Cap Growth, Value+Growth (growth stock portion), and Horizon (growth stock portion). Equity portfolios managed by DVA typically invest in value stocks. These include the following Portfolios: Value, Small Cap Value, Value+Growth (value stock portion) and Horizon (value stock portion).



Growth stocks are stocks of companies whose earnings per share are expected by the investment manager to grow faster than the market average. Growth stocks tend to trade at higher price to earnings (P/E) ratios than the general market, but the investment manager believes that the potential of such stocks for above average earnings more than justifies their price. Value stocks are considered "bargain stocks" because they are perceived as undervalued, i.e., attractively priced in relation to their earnings potential (low P/E ratios). Value stocks typically have dividend yields higher than the average of the companies represented in the S&P 500 Stock Index. Typically, stocks of both types will have market capitalizations in excess of $1 billion, except those stocks selected for inclusion in the Small Cap Growth and Small Cap Value Portfolios, which will typically have market capitalizations ranging from approximately $100 million to $1 billion.



In managing growth stocks, ZKI emphasizes stock selection and fundamental research in seeking to enhance long-term performance potential. ZKI considers a number of quantitative and qualitative factors in considering whether to invest in a growth stock including high return on equity and earnings growth rate, low level of debt, strong balance sheet, good management and industry leadership. Other factors considered by ZKI in making its investments in growth stocks are patterns of increasing growth in sales and earnings, the development of new or improved products or services, favorable outlooks for growth in the industry, the probability of increased operating efficiencies, emphasis on research and development, cyclical conditions, or other signs that a company is expected to show greater than average capital appreciation and earnings growth.



In managing value stocks, DVA seeks stocks it believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. The principal factor considered in determining whether a stock is undervalued is P/E ratios.



DVA believes that the risk in owning stocks can be reduced by investing in companies with sound finances whose current market prices are low in relation to earnings. In determining whether a company's finances are sound, DVA considers among other things, its cash position and current ratio (current assets compared to current liabilities) and, in this regard, considers a 2:1 ratio to be favorable. DVA applies quantitative analysis to its research process, and begins by screening a large number of stocks. In selecting among stocks with low P/E ratios, DVA considers other factors such as the following about the issuer: financial strength; book-to-market value; five and ten-year earnings growth rates; five and ten-year dividend growth rates; five and ten-year return on equity; size of institutional ownership; and earnings estimates for the next 12 months.



Fundamental analysis is used on companies that initially look promising. Earnings and cash flow analysis as well as a company's conventional dividend payout ratio are important to this process.



The policies of certain Portfolios of investing in securities that may be out of favor differs from the investment approach followed by many other investment companies. Companies reporting poor earnings, whose businesses are cyclically down, whose prices have declined sharply or that are not widely followed are not typically held by most investment companies. It is DVA's belief, however, that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.



The allocation between growth and value stocks in the Value+Growth and Horizon Portfolios will be made by ZKI's Quantitative Research Department with the help of a proprietary model that evaluates macro-economic factors such as the strength of the economy, interest rates and special factors concerning growth and value stocks. Historically, the performance of growth and value stocks has tended to be counter-cyclical, i.e., when one was in favor, the other was out of favor relative to the equity market in general. Through the allocation process, the investment manager will seek to weight the Portfolio more heavily in the type of stocks that are believed to present greater total return opportunities at the time. The neutral allocation between growth and value stocks would be 50%/50%. Although allocations in favor of growth or value normally would not be expected to exceed 60%, the allocation to growth or value may be up to 75% at any time. Allocation decisions are normally based upon long-term considerations and changes would normally be expected to be gradual. There is no assurance that the allocation process will improve investment results.



SPECIAL RISK FACTORS--HIGH YIELD (HIGH RISK) BONDS. As reflected above, the High Yield Portfolio intends to invest a substantial portion of its assets in fixed income securities offering high current income. Subject to their specific investment objectives and policies as described above, the Total Return, Government Securities, Investment Grade Bond and Horizon Portfolios also may invest a portion of their assets in such securities. Such high yield (high risk) fixed income securities will ordinarily be in the lower rating categories (securities rated below the fourth category) of recognized rating agencies or will be non-rated. Lower rated and non-rated securities, which are commonly referred to as "junk bonds," have widely varying characteristics and quality. These lower rated and non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.



The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based on fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect a Portfolio's net asset value.



The investment philosophy of the High Yield Portfolio with respect to high yield (high risk) bonds is based upon the premise that over the long term a broadly diversified portfolio of high yield fixed-income securities should, even taking into account possible losses, provide a higher net return than that achievable on a portfolio of higher rated securities. The Portfolio seeks to achieve the highest yields possible while reducing relative risk through (a) broad diversification, (b) credit analysis by the investment manager of the issuers in which the Portfolio invests, (c) purchase of high yield securities at discounts from par or stated value when practicable and (d) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities. The investment manager's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed income investments and its evaluation of general economic and financial conditions, a specific issuer's business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, and fair market value of assets, and of such other considerations as the investment manager may deem appropriate. The investment manager, while seeking maximum current yield, will monitor current corporate developments with respect to portfolio securities and potential investments and to broad trends in the economy. In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. Defensive strategies, which may be used singly or in any combination, may include, but are not limited to, investments in discount securities or investments in money market instruments as well as futures and options strategies.



High yield (high risk) securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.


Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently having similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.


Current federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio will be required to distribute income accrued with respect to these securities and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


Additional information concerning high yield (high risk) securities appears under "Appendix--Portfolio Composition of High Yield Bonds" in this prospectus and under "Appendix--Ratings of Investments" in the Statement of Additional Information.


SPECIAL RISK FACTORS--FOREIGN SECURITIES. The Total Return, High Yield, Growth, Small Cap Growth, Investment Grade Bond and Value+Growth Portfolios invest primarily in securities that are publicly traded in the United States; but, they have discretion to invest a portion of their assets in foreign securities that are traded principally in securities markets outside the United States. As a non-fundamental policy, these Portfolios currently limit investment in foreign securities not publicly traded in the United States to 25% of their total assets. The Horizon Portfolios will invest in foreign securities at a target level normally ranging from 20% to 40% of the allocation of each Portfolio to equity securities. See "Horizon Portfolios" above. These Portfolios may also invest without limit in U.S. Dollar denominated American Depository Receipts ("ADRs") which are bought and sold in the United States and are not subject to the preceding limitation. The Value and Small Cap Value Portfolios may invest up to 20% of their assets in securities of foreign companies in the form of ADRs. Foreign securities in which a Portfolio may invest include any type of security consistent with that Portfolio's investment objective and policies. In connection with their foreign securities investments, such Portfolios may, to a limited extent, engage in foreign currency exchange transactions and purchase and sell foreign currency options and foreign currency futures contracts as a hedge and not for speculation. The International Portfolio may invest without limit in foreign securities and may engage in foreign currency exchange transactions and may purchase and sell foreign currency options and foreign currency futures contracts. See "Investment Techniques--Options and Financial Futures Transactions--Foreign Currency Transactions." The Money Market Portfolio and Government Securities Portfolio, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in U.S. Dollar denominated instruments.


Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks, and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments which could affect investment in these countries.



EMERGING MARKETS. While a Portfolio's investments in foreign securities will principally be in developed countries, a Portfolio may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.


Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.


In addition, brokerage commissions, custodial services and other needs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security because of settlement problems could result in losses to a Portfolio from subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, it could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose a Portfolio to the risk of losses resulting from the Portfolio's inability to recover from a counterparty.


The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading in securities may cease or may be substantially curtailed and prices for a Portfolio's securities in such markets may not be readily available. A Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees of the Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Portfolio. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the market could impose temporary restrictions on foreign capital remittances.



FIXED INCOME. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based upon the investment manager's analysis without relying on published ratings. Since such investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the investment manager than would otherwise be the case.


The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of the Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Many of the foreign fixed income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.


PRIVATIZED ENTERPRISES. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.



In certain jurisdictions, the ability of a foreign entity, such as a Portfolio of the Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio of the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.



In the case of the enterprises in which a Portfolio of the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.


DEPOSITORY RECEIPTS. For many foreign securities, there are U.S. Dollar-denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Portfolios avoid currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. Securities of foreign issuers are also available in the form of European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), which are receipts evidencing an arrangement with a bank similar to that for ADRs and are designed for use in European and other foreign securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.



SPECIAL RISK FACTORS--SMALL CAP SECURITIES. As reflected above, the Small Cap Growth and Small Cap Value Portfolios intend to invest a substantial portion of their assets in equity securities of small companies, i.e., those having a market capitalization of $1 billion or less at the time of investment. Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.



Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks or the market averages in general, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the value of the shares of the Small Cap Growth and Small Cap Value Portfolios may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.



THE FUND. The portfolio turnover rates for the Total Return, High Yield, Growth, Government Securities, International and Small Cap Growth Portfolios are listed under "Financial Highlights." Since securities with maturities of less than one year are excluded from portfolio turnover rate calculations, the portfolio turnover rate for the Money Market Portfolio is zero. It is anticipated that, under normal circumstances, the portfolio turnover rate for the Value, Small Cap Value, Value+Growth and Horizon Portfolios will not exceed 100%. The Investment Grade Bond Portfolio may experience a relatively high portfolio turnover rate (over 100%). Frequency of portfolio turnover will not be a limiting factor should a Portfolio's investment manager deem it desirable to purchase or sell securities. Higher portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. In order to continue to qualify as a regulated investment company for federal income tax purposes, less than 30% of the annual gross income of a Portfolio must be derived from the sale or disposition of securities and certain other investments held by a Portfolio for less than three months. See "Dividends and Taxes" in the Statement of Additional Information.


A Portfolio will not, as a non-fundamental policy, purchase illiquid securities including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% (10% for the Money Market Portfolio) of the Portfolio's net assets, valued at the time of the transactions, would be invested in such securities.

                             INVESTMENT TECHNIQUES


LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio may lend securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral (cash or U.S. Government securities) equal to no less than the market value, determined daily, of the securities loaned. The Portfolio will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Portfolio's investment manager to be of good standing, and when the Portfolio's investment manager believes the potential earnings to justify the attendant risk. Management will limit such lending to not more than one-third of the value of a Portfolio's total assets.



OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. Each Portfolio except the Money Market Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter, except that the Value and Small Cap Value Portfolios do not engage in over-the-counter options transactions. The ability to engage in options transactions enables a Portfolio to pursue its investment objective and also to hedge against currency and market risks but is not intended for speculation. In connection with their foreign securities investments, the Total Return, High Yield, Growth, International, Small Cap Growth, Investment Grade Bond and Horizon Portfolios may also purchase and sell, and the Value+Growth Portfolio may purchase, foreign currency options.



The Government Securities Portfolio individually may write (sell) covered call options on up to 100% of net assets, may write (sell) secured put options on up to 50% of net assets and may purchase put and call options provided that no more than 5% of net assets may be invested in premiums on such options. The Total Return, High Yield, Growth, International, Small Cap Growth, Investment Grade Bond and Horizon Portfolios may write (sell) covered call and secured put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options. The Value+Growth Portfolio may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.



The Value and Small Cap Value Portfolios are authorized to sell covered call options on all of the stocks they hold. No put option will be sold, however, if as a result, either Portfolio would be obligated to purchase securities whose total value exceeds 50% of its net assets.



The Portfolios may write (sell) covered call options so long as they own securities or other assets that are acceptable for escrow purposes. Also, such Portfolios may write (sell) secured put options, which means that so long as the Portfolio is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in money market instruments.


A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during the option period. The writer of a covered call owns securities or other assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities or other assets to the extent that it is obligated as a writer. If a call written by a Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium received. In writing puts, there is a risk that a Portfolio may be required to take delivery of the underlying security or other asset at a disadvantageous price.

Over-the-counter traded options ("OTC options") differ from exchange traded options in several respects. Such options are transacted with dealers directly and not with a clearing corporation and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Portfolio may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities or other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

A Portfolio, as part of its option transactions, also may use index options. Through the writing or purchase of index options a Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Portfolio owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Portfolio bears the risk of a loss on an index option which is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.


Each Portfolio except the Money Market Portfolio may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A Portfolio will "cover" futures contracts sold by the Portfolio and maintain in a segregated account certain liquid assets in connection with futures contracts purchased by the Portfolio as described under "Investment Policies and Techniques" in the Statement of Additional Information. In connection with their foreign securities investments, the Total Return, High Yield, Growth, International, Small Cap Growth, Investment Grade Bond, Value+Growth and Horizon Portfolios may also engage in foreign currency financial futures transactions. A Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Portfolio and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets of the Portfolio.


The Portfolios may engage in financial futures transactions and may use index options as an attempt to hedge against currency and market risks. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of an index. Conversely, where the near-term view is bullish, but a Portfolio is believed to be well positioned for the longer term with a high cash position, the Portfolio can hedge against market increases by entering into futures contracts to buy securities or the cash value of an index. In either case, the use of futures contracts would tend to reduce portfolio turnover and facilitate a Portfolio's pursuit of its investment objective. Also, if a Portfolio owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts. If interest rates did increase, the value of the bonds in the Portfolio would decline, but this decline would be offset in whole or in part by an increase in the value of the Portfolio's futures contracts. If, on the other hand, long-term interest rates were expected to decline, the Portfolio could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Portfolio could purchase futures contracts on long-term bonds or the cash value of a securities index. Thus, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. A Portfolio could also experience losses if it could not close out its futures position because of an illiquid secondary market. If any of these events should occur, a Portfolio could lose money on the financial futures contracts and also on the value of its portfolio assets. The costs incurred in connection with futures transactions could reduce a Portfolio's return.

Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Portfolio may expire worthless, in which case a Portfolio would lose the premium paid therefor.

A Portfolio may engage in futures transactions only on commodities exchanges or boards of trade. A Portfolio will not engage in transactions in index options, financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities which the Portfolio owns or intends to purchase.


FOREIGN CURRENCY TRANSACTIONS. As indicated under "Investment Objectives, Policies and Risk Factors--Special Risk Factors--Foreign Securities," the Total Return, High Yield, Growth, Small Cap Growth, Investment Grade Bond, Value+Growth and Horizon Portfolios may invest a limited portion of their assets, and the International Portfolio may invest without limit, in securities denominated in foreign currencies. These Portfolios may engage in foreign currency transactions in connection with their investments in foreign securities but will not speculate in foreign currency exchange.



The value of the foreign securities investments of a Portfolio measured in U.S. Dollars (including ADRs) may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.


When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. Dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Portfolio is able to protect itself against a possible loss between trade and settlement date resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. A Portfolio may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. In this situation the International Portfolio may, instead, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount when the investment manager believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the International Portfolio are denominated ("cross-hedge"). The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

The Portfolios will not speculate in foreign currency exchange. A Portfolio will not enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets
(a) denominated in that currency or (b), in the case of a "cross-hedge" for the International Portfolio, denominated in a currency or currencies that the Fund's investment manager believes will have price movements that closely correlate with that currency. The Fund's custodian bank segregates cash or liquid high-grade debt securities in an amount not less than the value of each Portfolio's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Portfolio's commitments with respect to such contracts. The Portfolios do not intend to enter into such forward contracts if they would have more than 15% of the value of their total assets committed to such contracts. A Portfolio generally does not enter into a forward contract with a term longer than one year.


DERIVATIVES. In addition to options, financial futures and foreign currency transactions, consistent with its objective, each Portfolio may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency ("derivatives"). Derivatives are most often used in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives. The types of derivatives used by each Portfolio and the techniques employed by the Portfolio's investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.



SPECIAL RISK FACTORS--OPTIONS, FUTURES, FOREIGN CURRENCIES AND OTHER DERIVATIVES. The Statement of Additional Information contains further information about the characteristics, risks and possible benefits of options, futures, foreign currency and other derivative transactions. See "Investment Policies and Techniques" in the Statement of Additional Information. The principal risks are: (a) possible imperfect correlation between movements in the prices of options, currencies, futures or other derivatives contracts and movements in the prices of the securities or currencies hedged, used for cover or that the derivatives intended to replicate; (b) lack of assurance that a liquid secondary market will exist for any particular option, futures, foreign currency or other derivatives contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment manager; (e) the possible need to defer closing out certain options, futures or other derivative contracts in order to continue to qualify for beneficial tax treatment afforded regulated investment companies under the Internal Revenue Code; and (f) the possible non-performance of the counter-party to the derivative contract.



DELAYED DELIVERY TRANSACTIONS. The Total Return, High Yield, Growth, Government Securities, Investment Grade Bond and Horizon Portfolios may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transactions. The value of fixed yield securities to be delivered in the future will fluctuate as interest rates vary. Because a Portfolio must set aside cash or liquid high grade securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Portfolio's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.



To the extent a Portfolio engages in when-issued or delayed delivery transactions, it will generally do so for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objective and policies. A Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. In some instances, the third-party seller of when-issued or delayed delivery securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee.



REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Portfolio's holding period. The investment manager will evaluate the creditworthiness of all entities with which the Portfolio intends to engage in repurchase agreements pursuant to procedures adopted by the Board of Trustees of the Fund. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the Portfolios' limitations on illiquid securities.


SECTION 4(2) PAPER. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Fund's investment managers consider the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Fund's investment managers monitor the liquidity of each Portfolio's investments in Section 4(2) paper on a continuing basis.



COLLATERALIZED OBLIGATIONS. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or other assets. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered U.S. Government securities for purposes of this prospectus. Privately-issued collateralized obligations collateralized by a portfolio of U.S. Government securities are not direct obligations of the U.S. Government or any of its agencies or instrumentalities and are not considered U.S. Government securities for purposes of this prospectus. A variety of types of collateralized obligations are available currently and others may become available in the future.


Since the collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Portfolio, other than the Money Market Portfolio, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

Additional information concerning collateralized obligations is contained in the Statement of Additional Information under "Investment Policies and Techniques--Collateralized Obligations."

                                NET ASSET VALUE


ALL PORTFOLIOS (OTHER THAN THE MONEY MARKET PORTFOLIO). The net asset value per share is determined by calculating the total value of a Portfolio's assets, deducting total liabilities, and dividing the result by the number of shares outstanding of such Portfolio. Portfolio securities traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Trustees or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-counter traded fixed income options are valued based upon current prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world; the calculation of net asset value does not necessarily take place contemporaneously with the determination of the prices of a Portfolio's foreign securities, which may be made prior to the determination of net asset value. For purposes of determining a Portfolio's net asset value, any assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of such currencies against U.S. Dollars as last quoted by a recognized dealer. If an event were to occur, after the value of a security was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued using fair value considerations by the Board of Trustees or its delegates. On each day the New York Stock Exchange ("Exchange") is open for trading, the net asset value is determined as of the earlier of 3:00 p.m. Central time or the close of the Exchange, except that the net asset value will not be computed on a day in which no order to purchase shares was received or no shares were tendered for redemption.


MONEY MARKET PORTFOLIO. The net asset value per share of the Money Market Portfolio is determined at 11:00 a.m. and as of the earlier of 3:00 p.m. Central time or the close of the Exchange on each day the Exchange is open for trading, except that the net asset value will not be computed on a day in which no orders to purchase shares were received or no shares were tendered for redemption. The net asset value per share is determined by dividing the total assets of the Portfolio minus its liabilities by the total number of its shares outstanding. The net asset value per share of the Money Market Portfolio is ordinarily $1.00 calculated at amortized cost in accordance with Rule 2a-7 under the 1940 Act. While this rule provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would have received if all its investments were sold. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share for the Portfolio. Calculations are made to compare the value of its investments valued at amortized cost with market-based values. Market-based values will be obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or government securities published by reputable sources at the mean between the bid and asked prices for the instruments. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Money Market Portfolio purchases only securities with a maturity of one year or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7. Under the quality requirements of Rule 2a-7, the Money Market Portfolio may only purchase U.S. Dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "Eligible Securities" as defined in Rule 2a-7. "Eligible Securities" under Rule 2a-7 include only securities that are rated in the top two rating categories by the required number of nationally recognized statistical rating organizations (at least two or, if only one such organization has rated the security that one organization) or, if unrated, are deemed comparable in quality. The diversification requirements of Rule 2a-7 provide generally that the Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities that are Eligible Securities that have not been rated in the highest category by the required number of rating organizations or, if unrated, have not been deemed comparable in quality, except U.S. Government securities and repurchase agreements of such securities.

                            PURCHASE AND REDEMPTION


The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to VLI and VA contracts. The shares of all Portfolios are each purchased and redeemed at the net asset value of each Portfolio's shares determined that same day or, in the case of an order not resulting automatically from VLI and VA contract transactions, next determined after an order in proper form is received. An order is considered to be in proper form if it is communicated by telephone or wire by an authorized employee of the Participating Life Insurance Company.


From time to time, the Fund may temporarily suspend the offering of shares of one or more of its Portfolios. During the period of such suspension, shareholders of such Portfolio are normally permitted to continue to purchase additional shares and to have dividends reinvested.

The Fund seeks to have its Money Market Portfolio as fully invested as possible at all times in order to achieve maximum income. Since the Money Market Portfolio will be investing in instruments which normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the Fund has adopted certain procedures for the convenience of its shareholders and to ensure that the Money Market Portfolio receives investable funds.

No fee is charged the shareholders when they purchase or redeem Portfolio shares.

                              DIVIDENDS AND TAXES

DIVIDENDS FOR MONEY MARKET PORTFOLIO. The Money Market Portfolio's net investment income is declared as a dividend daily. Shareholders will receive dividends monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

DIVIDENDS FOR ALL PORTFOLIOS EXCEPT MONEY MARKET PORTFOLIO. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

TAXES. Under the current Internal Revenue Code ("Code"), Participating Insurance Companies are taxed as life insurance companies and the operations of their separate accounts are taxed as part of their total operations. Under current interpretations of existing federal income tax law, investment income and capital gains of separate accounts are not subject to federal income tax to the extent applied to increase the values of VLI or VA contracts. Tax consequences to VLI or VA contract holders are described in the separate prospectuses issued by the Participating Insurance Companies.


Each Portfolio intends to continue to qualify (or, for each of the Investment Grade Bond, Value, Small Cap Value, Value+Growth, Horizon 20+, Horizon 10+ and Horizon 5 Portfolios, intend to qualify) as a regulated investment company under subchapter M of the Code. As a result, with respect to any fiscal year in which a Portfolio distributes all its net investment income and net realized capital gains, that Portfolio will not be subject to federal income tax. Subchapter M includes other requirements relating to the diversification of investments. Subchapter M's diversification requirements are in addition to diversification requirements under Section 817(h) of the Code and the 1940 Act. Each applicable law's diversification requirement could require the sale of assets of a Portfolio, which could have an adverse impact on the net asset value of such Portfolio.


The preceding is a brief summary of certain of the relevant tax considerations. The Statement of Additional Information includes a more detailed discussion. This discussion is not intended, even as supplemented by the Statement of Additional Information, as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

                   CAPITAL STRUCTURE AND GENERAL INFORMATION


The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory contract. If shares of more than one Portfolio are outstanding, shareholders will vote by

Portfolio and not in the aggregate except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees. The Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions.


On November 3, 1989, KILICO Money Market Separate Account, KILICO Total Return Separate Account, KILICO Income Separate Account and KILICO Equity Separate Account (collectively, the Accounts), which were separate accounts organized as open-end management investment companies, were restructured into one continuing separate account (KILICO Variable Annuity Separate Account) in unit investment trust form with subaccounts investing in corresponding Portfolios of the Fund. An additional subaccount also was created to invest in the Fund's Government Securities Portfolio. The restructuring and combining of the Accounts is referred to as the Reorganization. In connection with the Reorganization, approximately $550,000,000 in assets was added to the Fund (which at that time consisted of approximately $6,000,000 in assets). Because the assets added to the Fund as a result of the Reorganization were significantly greater than the existing assets of the Fund, the per share financial highlights of the Money Market, Total Return, High Yield and Growth Portfolios in this Prospectus reflect the Accounts as the continuing entities.



Information about the Portfolios' investment performance is contained in the Fund's 1995 Annual Report to Shareholders, which may be obtained without charge from the Fund.


Shareholder inquiries should be made by writing the Fund at the address shown on the front cover of this Prospectus.


                              INVESTMENT MANAGERS



INVESTMENT MANAGERS. Zurich Kemper Investments, Inc. (formerly named Kemper Financial Services, Inc.) ("ZKI"), 120 South LaSalle Street, Chicago, Illinois 60603, is the investment manager of each Portfolio other than the Value and Small Cap Value Portfolios and provides each with continuous professional investment supervision. ZKI is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-five years. ZKI and its affiliates, including Dreman Value Advisors, Inc., provide investment advice and manage investment portfolios for the Kemper Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $63 billion under management. ZKI and its affiliates act as investment adviser for 29 open-end and seven closed-end investment companies, with 69 separate investment portfolios representing more than 3 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, an internationally recognized company providing services in life and non-life insurance, reinsurance and asset management.



Dreman Value Advisors, Inc. ("DVA"), 10 Exchange Place, 20th Floor, Jersey City, New Jersey 07302, a wholly owned subsidiary of ZKI, is the investment manager of the Value and Small Cap Value Portfolios and provides each with continuous professional investment supervision. DVA is also the sub-adviser for the Value+Growth, Horizon 20+, Horizon 10+ and Horizon 5 Portfolios. Under the terms of its Sub-Advisory Agreement with ZKI, DVA will manage the value portion of each of these Portfolios and will provide such other investment advice, research and assistance as ZKI may, from time to time, reasonably request. DVA, which was formed in October 1994, has served as the investment manager for mutual funds and certain institutional accounts since August, 1995, when it acquired substantially all the assets of Dreman Value Management, L.P. ("DVMLP") an investment manager that had advised mutual funds since 1988. DVA has approximately $2 billion under management.



Responsibility for overall management of the Fund rests with the Board of Trustees and officers of the Fund. Professional investment supervision is provided by ZKI (DVA for the Value and Small Cap Value Portfolios). The investment management agreements with ZKI provide that ZKI act as investment adviser for each Portfolio other than the Value and Small Cap Value Portfolios, manage its investments and provide it with various services and facilities. For its services, ZKI is paid a management fee based upon the average daily net assets of such Portfolios, as follows: Money Market (.50%), Total Return (.55%), High Yield (.60%), Growth (.60%), Government Securities (.55%), International (.75%), Small Cap Growth (.65%), Investment Grade Bond (.60%), Value+Growth (.75%), Horizon 20+ (.60%), Horizon 10+ (.60%) and Horizon 5 (.60%). DVA serves as the investment manager for the Value and Small Cap Value Portfolios and is paid a management fee at an annual rate of .75% of the average daily net assets of these Portfolios. DVA also serves as sub-adviser for the Value+Growth and Horizon Portfolios. ZKI pays DVA for its services as sub-adviser for the Value+Growth Portfolio a sub-advisory fee, payable monthly, at an annual rate of
 .25% of the average daily net assets of that Portfolio. ZKI also pays DVA a sub-advisory fee, payable monthly, at an annual rate of .25% of the portion of the average daily net assets of each Horizon Portfolio allocated by ZKI to DVA for management. ZKI may from time to time use the services of Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London EC4M 7RQ, a wholly owned subsidiary of ZKI, with respect to foreign securities investments of the Portfolios including analysis, research, execution and trading services.



Frank J. Rachwalski, Jr. is the portfolio manager of the Money Market Portfolio. He has served in this capacity since the Portfolio commenced operations in 1982. Mr. Rachwalski joined ZKI in January 1973 and is currently a Senior Vice President of ZKI and a Vice President of the Fund. He received a B.B.A. and an M.B.A. from Loyola University, Chicago, Illinois.



Dennis H. Ferro has been the portfolio manager for the International Portfolio since March 1994 when he joined ZKI. He is an Executive Vice President of ZKI, the Managing Director--Equities, KIML and a Vice President of the Fund. Mr. Ferro was President and Chief Investment Officer of an international investment advisory firm prior to joining ZKI. He received a B.A. in Political Science from Villanova University, Villanova, Pennsylvania and an MBA in Finance from St. Johns University, Jamaica, New York. Mr. Ferro is a Chartered Financial Analyst.



Michael A. McNamara (since 1990) and Harry E. Resis, Jr. (since 1993) are the co-portfolios managers of the High Yield Portfolio. Mr. McNamara joined ZKI in February 1972 and is currently a Senior Vice President of ZKI and a Vice President of the Fund. He received a B.S. in Business Administration from the University of Missouri, St. Louis, Missouri, and an M.B.A. in Finance from Loyola University, Chicago, Illinois. Mr. Resis joined ZKI in 1988 and is currently a First Vice President of ZKI and a Vice President of the Fund. He received a B.A. in Finance from Michigan State University, Lansing, Michigan. Mr. Resis holds a number of NYSE and NASD licenses.



Steven H. Reynolds and the ZKI Equity Investment Committee have managed the Growth Portfolio since September, 1995. Mr. Reynolds joined ZKI in September, 1995 as an executive vice president and chief investment officer--equities and he is a Vice President of the Fund. Immediately prior to joining ZKI, he was a senior vice president and equity portfolio manager of an investment advisory firm; and prior thereto, he was a senior vice president, managing director and head of active equities at a national bank. Mr. Reynolds received a bachelor's degree from Johns Hopkins University, Baltimore, Maryland and an M.B.A. in finance from the University of Virginia, Charlottesville, Virginia.



J. Patrick Beimford, Jr. has been the portfolio manager of the Government Securities Portfolio since October 1995. Mr. Beimford joined ZKI in April 1976 and is currently an executive vice president and Chief Investment Officer--Fixed Income Investments of ZKI and a Vice President of the Fund. He received a B.S.I.M. in Business from Purdue University, West Lafayette, Indiana, and an M.B.A. in Finance from the University of Chicago, Chicago, Illinois. Mr. Beimford is a Chartered Financial Analyst.



Gary A. Langbaum has been the portfolio manager of the Total Return Portfolio since February 1995 and the portfolio manager of the Small Cap Growth Portfolio since January, 1996. He is assisted by investment personnel who specialize in certain areas. Mr. Langbaum joined ZKI in 1988 and is an executive vice president of ZKI. He received a B.A. in Finance from the University of Maryland, College Park, Maryland.



David Dreman has been the portfolio manager of the Value Portfolio since its inception in May, 1996 and has been a portfolio co-manager primarily responsible for the management of the value portion of the Value+Growth Portfolio since its inception in May, 1996. He is currently the Chairman and a Director of DVA and had been a principal of DVMLP. Mr. Dreman is a pioneer of the philosophy of contrarian investing (buying what is out of favor) and a leading proponent of the low P/E investment style. He is a columnist for Forbes and the author of several books on the value style of investing. He received a Bachelor of Commerce from the University of Manitoba, Winnipeg, Manitoba, Canada.



Michael Berry has been the portfolio manager of the Small Cap Value Portfolio since its inception in May, 1996. He is currently a Managing Director of DVA and had been associated with DVMLP since April, 1994. Prior thereto, he was a Professor at James Madison University, Harrisonburg, Virginia and at the University of Virginia, Charlottesville, Virginia. He received a Bachelors in Mathematics from the University of Waterloo, an M.B.A. in Marketing from the University of Connecticut and a Ph.D. in Finance from Arizona State University.



Robert Cessine has been the portfolio manager of the Investment Grade Bond Portfolio since its inception in May, 1996. Mr. Cessine joined ZKI in 1993 and is a Senior Vice President of ZKI and director of investment grade corporate and sovereign bond research. Before joining ZKI in 1993, Mr. Cessine was a senior corporate bond analyst and chairman of the bond selection committee of an investment management company. He received a B.S. in Economics from the University of Wisconsin, Madison, Wisconsin, an M.S. in Agricultural and Resource Economics from the University of Maryland, Baltimore/College Park, Maryland and an M.S. in Finance from the University of Wisconsin, Madison, Wisconsin. Mr. Cessine is a Chartered Financial Analyst.



Thomas M. Regner has been the portfolio manager of the Horizon 20+, Horizon 10+ and Horizon 5 Portfolios since their inception in May, 1996. Mr. Regner is senior vice president and equity strategist of ZKI. He is responsible for managing the asset mix of each of these Portfolios. He is assisted in managing the various asset classes by investment personnel who specialize in certain areas. For the value portion of the U.S. equities portion of each of these Portfolios, asset management is performed by DVA as sub-adviser. Mr. Regner joined ZKI in December, 1994. Immediately prior to joining ZKI he was a financial adviser for a major investment manager and research company. Prior thereto, he was the chief investment officer and senior portfolio manager for a professional association. Mr. Regner received his B.A. and M.S. from the University of Wisconsin, Madison, Wisconsin. He is a Chartered Financial Analyst.



Daniel J. Bukowski has been a portfolio co-manager of the Value+Growth Portfolio since its inception in May, 1996. Mr. Bukowski joined ZKI in 1989 and is a senior vice president and Director of Quantitative Research at ZKI. Mr. Bukowski received a B.A. in Statistics and an M.B.A. in Finance from the University of Chicago, Chicago, Illinois. Steven H. Reynolds has been a portfolio co-manager of the Value+Growth Portfolio since its inception in May 1996. See above for biographical information about Mr. Reynolds. David N. Dreman is also a portfolio co-manager of the Value+Growth Portfolio. See above for more information on management of that Portfolio and Mr. Dreman.



ZKI has an Equity Investment Committee that determines overall investment strategy for equity portfolios managed by ZKI. The Equity Investment Committee is currently comprised of the following members: Daniel J. Bukowski, Tracy McCormick Chester, James H. Coxon, Richard A. Goers, Frank D. Korth, Gary A. Langbaum, Maura J. Murrhy, James R. Neel, Thomas M. Regner, Steven H. Reynolds and Stephen B. Timbers. The portfolio managers work together as a team with the Equity Investment Committee and various equity analysts and equity traders to manage each Portfolio's equity investments. Equity analysts--through research, analysis and evaluation--work to develop investment ideas appropriate for these Portfolios. These ideas are studied and debated by the Equity Investment Committee and, if approved, are added to a list of eligible investments. The portfolio managers use the list of eligible investments to help them structure each Portfolio's investments in a manner consistent with each Portfolio's objective. The ZKI International Equity Investments area, directed by Dennis H. Ferro, provides research and analysis regarding foreign investments to the portfolio managers. After investment decisions are made, equity traders execute the portfolio manager's instructions through various broker-dealer firms.



ZKI also has a Fixed Income Investment Committee that determines overall investment strategy for fixed income portfolios managed by ZKI. The Fixed
Income Committee is currently comprised of the following members: J. Patrick Beimford, Jr., Robert S. Cessine, Frank E. Collecchia, George Klein, Michael A. McNamara, Christopher J. Mier, Frank J. Rachwalski, Jr., Harry E. Resis, Jr., Robert H. Schumacher, John E. Silvia, Stephen B. Timbers, Jonathan W. Trutter, and Christopher T. Vincent. The portfolio managers work together as a team with the Fixed Income Committee and various fixed income analysts and traders to manage the Portfolios' fixed income investments. Analysts provide market, economic and financial research and analysis that is used by the Fixed Income Committee to establish broad parameters for these Portfolios, including duration and cash levels. In addition, credit research by analysts is used by portfolio managers in selecting securities appropriate for each Portfolio. After investment decisions are made, fixed income traders execute the portfolio manager's instructions through various broker-dealer firms.



CUSTODIAN AND TRANSFER AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund maintained in the United States. The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash held outside the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC is also the Fund's transfer agent and dividend-paying agent.



PORTFOLIO TRANSACTIONS. ZKI places all orders for purchases and sales of a Portfolio's securities, except that DVA places all orders for the Value and Small Cap Value Portfolios and for the value portion of the Value+Growth and Horizon Portfolios. Subject to seeking best execution of orders, ZKI or DVA may consider sales of shares of the Fund and other funds managed by ZKI or DVA or variable life insurance and variable annuity contracts funded by the Fund as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.

Each Portfolio pays its respective fees and expenses of independent auditors, counsel, custodian, the cost of reports and notices to owners of VLI and VA contracts, brokerage commissions or transaction costs, taxes and registration fees.

                                  DISTRIBUTOR


Kemper Distributors, Inc. ("KDI"), 120 South LaSalle Street, Chicago, Illinois 60603 an affiliate of ZKI and DVA, serves as distributor and principal underwriter for the Fund pursuant to an underwriting agreement. KDI bears all its expenses of providing services pursuant to the agreement. KDI provides for the preparation of advertising or sales literature, and bears the cost of printing and mailing prospectuses to persons other than shareholders. KDI bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of Massachusetts and the Fund bears the expense of registering its shares with the Securities and Exchange Commission. KDI will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") is in effect that provides that the Fund shall bear some or all of such expenses.


KDI currently offers shares of each Portfolio of the Fund continuously to the separate accounts of Participating Insurance Companies where permitted by applicable law. The underwriting agreement provides that KDI accepts orders for shares at net asset value, as no sales commission or load is charged. KDI has made no firm commitment to acquire shares of the Fund.

NOTE: Although the Fund does not currently have a 12b-1 Plan and shareholder approval would be required in order to adopt one, the underwriting agreement provides that the Fund will also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement, and the Fund or a third party will pay those fees and expenses not specifically allocated to KDI in the underwriting agreement.

APPENDIX--PORTFOLIO COMPOSITION OF HIGH YIELD BONDS


The table below reflects the composition by quality rating of the investment portfolio of the High Yield Portfolio. Percentages for the Portfolio reflect the net asset weighted average of the percentage for each category on the last day of each month in the 12 month period ended December 31, 1995. The table reflects the percentage of net assets represented by fixed income securities rated by Moody's or S&P, by non-rated fixed income securities and by other assets. The percentage shown reflects the higher of the Moody's or S&P rating. U.S. Government securities, whether or not rated, are reflected as Aaa and AAA (highest quality). Cash equivalents include money market instruments, repurchase agreements, net payables and receivables, U.S. Treasuries with a maturity of one year or less and cash. Other assets include options, financial futures contracts and equity securities. As noted under "Investment Objectives, Policies and Risk Factors," the High Yield Portfolio invests in high yielding, fixed income securities without relying upon published ratings. The allocations in the table are not necessarily representative of the composition of the Portfolio at other times. Portfolio composition will change over time.


    END OF THE MONTH COMPOSITION OF PORTFOLIO BY QUALITY AS A PERCENTAGE OF

                    NET ASSETS (JANUARY 1995--DECEMBER 1995)



                                       HIGH
         MOODY'S/S&P RATING            YIELD                     GENERAL DESCRIPTION
          OR OTHER CATEGORY            PORTFOLIO                   OF BOND QUALITY
-------------------------------------  ----       -------------------------------------------------
Cash Equivalents.....................     7%
Aaa/AAA..............................     2       Highest quality
Aa/AA................................     0       High quality
A/A..................................     0       Upper medium grade
Baa/BBB..............................     0       Medium grade
Ba/BB................................    23       Some speculative elements
B/B..................................    59       Speculative
Caa/CCC..............................     6       More speculative
Ca/CC, C/C...........................     0       Very speculative
D....................................     0       In default
Non-rated, Not in Default............     1
Non-rated, In Default................     0
Other Assets.........................     2
Net Assets...........................   100%


The description of each bond quality category set forth in the table above is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth under "Appendix--Ratings of Investments" in the Statement of Additional Information. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

                             KEMPER INVESTORS FUND

                             CROSS-REFERENCE SHEET
                       BETWEEN ITEMS ENUMERATED IN PART B
              OF FORM N-1A AND STATEMENT OF ADDITIONAL INFORMATION


                     ITEM NUMBER                            LOCATION IN STATEMENT OF
                    OF FORM N-1A                             ADDITIONAL INFORMATION
---------------------------------------------     ---------------------------------------------
10.   Cover Page...............................   Cover Page
11.   Table of Contents........................   Table of Contents
12.   General Information and History..........   Inapplicable
13.   Investment Objectives and Policies.......   Investment Restrictions; Investment Policies
                                                  and Techniques; Appendix--Ratings of
                                                  Investments
14.   Management of the Fund...................   Investment Managers and Distributor;
                                                  Officers and Trustees
15.   Control Persons and Principal Holders of
      Securities...............................   Officers and Trustees
16.   Investment Advisory and Other Services...   Investment Managers and Distributor
17.   Brokerage Allocation and Other
      Practices................................   Portfolio Transactions; Investment Managers
                                                  and Distributor
18.   Capital Stock and Other Securities.......   Dividends and Taxes; Shareholder Rights
19.   Purchase, Redemption and Pricing of
      Securities Being Offered.................   Purchase and Redemption of Shares
20.   Tax Status...............................   Dividends and Taxes
21.   Underwriters.............................   Investment Managers and Distributor
22.   Calculation of Performance Data..........   Inapplicable
23.   Financial Statements.....................   Financial Statements; Report of Independent
                                                  Auditors; Statement of Net Assets

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1996


                             KEMPER INVESTORS FUND
               120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603
                                 1-800-621-1048


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Kemper Investors Fund (the "Fund") dated May 1, 1996. The prospectus may be obtained without charge from the Fund.


                               ------------------

                               TABLE OF CONTENTS


                                                                         PAGE
           Investment Restrictions.....................................  B-1
           Investment Policies and Techniques..........................  B-5
           Portfolio Transactions......................................  B-12
           Investment Managers and Distributor.........................  B-14
           Experts.....................................................  B-16
           Purchase and Redemption of Shares...........................  B-16
           Officers and Trustees.......................................  B-16
           Dividends and Taxes.........................................  B-18
           Shareholder Rights..........................................  B-19
           Report of Independent Auditors (             , 1996)........  B-20
           Statement of Net Assets (             , 1996)...............  B-21
           Appendix--Ratings of Investments............................  B-22



The financial statements appearing in the Fund's Annual Report for the fiscal year ended December 31, 1995 are incorporated herein by reference. Such Report accompanies this Statement of Additional Information.



KINF 5/96    (LOGO)printed on recycled paper

                            INVESTMENT RESTRICTIONS

The Fund has adopted for each Portfolio certain fundamental investment restrictions which, together with the investment objective and policies of each Portfolio, cannot be changed for a Portfolio without approval by a majority of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940 ("1940 Act"), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio. In addition to the fundamental investment restrictions, each Portfolio has certain non-fundamental investment restrictions, which can be changed by the Board of Trustees without shareholder approval.


The following fundamental investment restrictions apply to each of the Money Market, Total Return, High Yield, Growth and Government Securities Portfolios except as indicated to the contrary. The Portfolio may not:


     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government or its agencies or instrumentalities) if, as a result, more than five percent (5%) of the Portfolio's total assets would be invested in securities of that issuer. For the High Yield Portfolio only, the restriction is as follows: "With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result,
     (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer."

     (2) Except for the High Yield Portfolio, purchase more than ten percent (10%) of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

     (3) For the Money Market Portfolio only, enter into repurchase agreements if, as a result thereof, more than ten percent (10%) of the Portfolio's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven (7) days.

     (4) Make loans to others (except the purchase of debt obligations or repurchase agreements or by lending its Portfolio securities) in accordance with its objective and policies.

     (5) Borrow money except from a bank as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third ( 1/3) of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three (3) times the amount of its indebtedness from money borrowed, the Portfolio will reduce, within three (3) business days, its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes. The Portfolio will not purchase any investments while borrowings are outstanding.


     (6) Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Total Return, High Yield, Growth and Government Securities Portfolios may make margin deposits in connection with financial futures and options transactions.


     (7) Concentrate more than 25% of a Portfolio's net assets in any one industry; provided, however, that the Money Market Portfolio intends, under normal conditions, to invest more than 25% of its net assets in instruments issued by banks in accordance with its investment objective and policies. There is no limitation in respect to investments in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     (8) For the Money Market Portfolio only, invest more than five percent (5%) of the Portfolio's total assets in securities restricted as to disposition under the Federal securities laws.


     (9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate; provided that the Total Return, High Yield and Growth Portfolios may purchase foreign currency on a spot basis (in cash).


     (10) Purchase securities of other investment companies, except as permitted under the 1940 Act including in connection with a merger, consolidation, reorganization or acquisition of assets.

     (11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.

     (12) Issue senior securities except as permitted under the 1940 Act.

     (13) For the Money Market Portfolio only, write, purchase or sell puts, calls or combinations thereof.


     (14) For the Total Return, High Yield and Growth Portfolios only, engage in put or call option transactions; except it may write (sell) put or call options on up to 25% of its net assets and may purchase put and call options if no more than 5% of its net assets would be invested in premiums on put and call options, combinations thereof or similar options; and it may buy and sell options on financial futures contracts.



The following non-fundamental investment restrictions apply to each of the Money Market, Total Return, High Yield, Growth and Government Securities Portfolios except as indicated to the contrary. The Portfolio may not:


     (1) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser own beneficially more than .50% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (2) Except for the Money Market Portfolio, invest more than 15% of its net assets in illiquid securities.


     (3) For the Money Market Portfolio only, invest more than 10% of its net assets in illiquid securities.



     (4) Invest for the purpose of exercising control or management of another issuer.



     (5) Invest in oil, gas or other mineral exploration or developmental programs, although it may invest in the securities of issuers which invest in or sponsor such programs.


The following investment restrictions apply to the International Portfolio. The International Portfolio may not:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States or any foreign government or their agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer. With respect to 75% of its assets, the Portfolio will limit its investments in the securities of any one foreign government issuer to 5% of the Portfolio's total assets.

     (2) Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. All debt securities are considered as one class and all preferred stocks are considered as one class.

     (3) Lend money provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited.

     (4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Portfolio's net assets; or pledge the

     Portfolio's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

     (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Portfolio may make margin deposits in connection with financial futures and options transactions.

     (6) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Portfolio's net assets; nor may it purchase put or call options if more than 5% of the Portfolio's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Portfolio may buy or sell options on financial futures contracts.

     (7) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry. This limitation shall not apply to obligations issued by the United States or any foreign government or their agencies or instrumentalities.

     (8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts and may enter into foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (9) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

     (10) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities. The Fund may buy and sell securities outside the United States which are not registered with the Securities and Exchange Commission or marketable in the United States.

     (11) Issue senior securities except as permitted under the 1940 Act.

The following non-fundamental investment restrictions apply to the International Portfolio. The International Portfolio may not:

     (1) Invest more than 5% of the Portfolio's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.

     (2) Invest more than 15% of its net assets in illiquid securities.

     (3) Purchase or retain the securities or any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (4) Invest for the purpose of exercising control or management of another issuer.

     (5) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

The following fundamental investment restrictions apply to each of the Small Cap Growth, Investment Grade Bond, Value, Small Cap Value, Value+Growth and Horizon Portfolios except as indicated to the contrary. The Portfolio may not:



     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer; except that, for the Value and Small Cap Value Portfolios, up to 25% of each Portfolio's total assets may be invested without regard to these limitations.


     (2) Purchase more than 10% of the outstanding voting securities of any issuer.

     (3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations are not prohibited and the Portfolio may lend its portfolio securities.

     (4) Borrow money except from a bank as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third ( 1/3) of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three (3) times the amount of its indebtedness from money borrowed, the Portfolio will reduce, within three (3) business days, its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes. The Portfolio will not purchase any investments while borrowings are outstanding.

     (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Portfolio may make margin deposits in connection with financial futures and options transactions.


     (6) For the Small Cap Growth, Investment Grade Bond and Horizon Portfolios only, write (sell) put or call options, combinations thereof or similar options on more than 25% of the Portfolio's net assets; nor may the Portfolio purchase put or call options if more than 5% of the Portfolio's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Portfolio may buy or sell options on financial futures contracts.


     (7) Concentrate 25% or more of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

     (8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (10) Issue senior securities except as permitted under the 1940 Act.


The following non-fundamental investment restrictions apply to each of the Small Cap Growth, Investment Grade Bond, Value, Small Cap Value, Value+Growth and Horizon Portfolios except as indicated to the contrary. The Portfolio may not:


     (1) Invest more than 5% of the Portfolio's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.

     (2) Purchase or retain the securities of any issuer if any of the officers or trustees of the Portfolio or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (3) Invest for the purpose of exercising control or management of another issuer.

     (4) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.


     (5) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, or for the Value, Small Cap Value and Horizon Portfolios, by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than
     (i) 3% of the total outstanding voting stock of such company is owned by it, (ii) 5% of its total assets would be invested in any one such company, and (iii) 10% of total assets would be invested in such securities.


     (6) Invest more than 15% of its net assets in illiquid securities.


     (7) For the Value+Growth Portfolio, write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Portfolio's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Portfolio may buy or sell options on financial futures contracts.



     (8) For the Value and Small Cap Value Portfolios, write (sell) put or call options, combinations thereof or similar options except that the Portfolio may write covered call options on up to 100% of the Portfolio's net assets and may write secured put options on up to 50% of the Portfolio's net assets; nor may the Portfolio purchase put or call options; however, the Portfolio may buy or sell options on financial futures contracts.


Except as specifically noted, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

                       INVESTMENT POLICIES AND TECHNIQUES


Each Portfolio except the Money Market Portfolio may engage in options and futures transactions in accordance with its respective investment objectives and policies and to the extent specified in the prospectus. Each such Portfolio intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its objective and also to hedge (i.e., protect) against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information about other investment policies and techniques.



OPTIONS ON SECURITIES. A Portfolio may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with the Fund's custodian for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations ("eligible securities") having a value at least equal to the fluctuating market value of the optioned securities. A Portfolio may write "covered" put options provided that, so long as the Portfolio is obligated as a writer of a put option, the Portfolio will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain with the custodian in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. A Portfolio may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Portfolio to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Portfolio would like to establish a position in securities upon which call options are available. By purchasing a call option, the Portfolio is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the Portfolio is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.


During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the money market investment. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the money market investment.


OVER-THE-COUNTER OPTIONS. As indicated in the prospectus (see "Investment Techniques--Options and Financial Futures Transactions"), each Portfolio except the Money Market, Value and Small Cap Value Portfolios may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Portfolio may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.


A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Portfolio may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale with the dealer that issued it. Similarly, when a Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call options might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Fund's portfolios. A brief description of such procedures is set forth below.

A Portfolio will only engage in OTC options transactions with dealers that have been specifically approved by the Fund's investment manager pursuant to procedures adopted by the Board of Trustees of the Fund. The Fund's investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Portfolio. The investment manager will monitor the creditworthiness of the approved dealers on an on-going basis. A Portfolio currently will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options, plus a "liquidity charge" related to OTC options written by the Portfolio, plus the amount invested by the Portfolio in illiquid securities, would exceed 15% of the Portfolio's net assets. The "liquidity charge" referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which a Portfolio sells OTC options. Under these agreements a Portfolio would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Portfolio to repurchase a specific OTC option written by the Portfolio, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. The Portfolios, as part of their options transactions, may also use options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends on price movements in the market generally (or in a particular industry or segment of the market) rather than price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, a Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Portfolio writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities equal in value to at least 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Portfolio may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

FINANCIAL FUTURES CONTRACTS. The Portfolios may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency, or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e. protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Portfolio holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Portfolio will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Portfolio enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Portfolio's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Portfolio could lose money on the financial futures contracts and also on the value of its portfolio assets.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. The Portfolios may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Portfolio would be required to deposit with its custodian initial margin and maintenance margin with respect to call and put options on futures contracts written by it. A Portfolio will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.


DELAYED DELIVERY TRANSACTIONS. The Total Return, High Yield, Growth, Government Securities, Investment Grade Bond and Horizon Portfolios may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.



To the extent the Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objective and policies. The Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.


REGULATORY RESTRICTIONS. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase or a forward currency exchange purchase, a Portfolio will maintain in a segregated account cash, U.S. Government securities or liquid high grade debt securities equal to the value of such contracts. A Portfolio will use cover in connection with selling a futures contract.

A Portfolio will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in interest rates or market conditions affecting the value of securities which the Portfolio holds or intends to purchase.


FOREIGN CURRENCY OPTIONS. The Total Return, High Yield, Growth, International, Small Cap Growth, Investment Grade Bond, Value+Growth and Horizon Portfolios may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Portfolio against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Portfolio were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Portfolio had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Portfolio would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.


FOREIGN CURRENCY FUTURES TRANSACTIONS. As part of their financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), the Total Return, High Yield, Growth, International, Small Cap Growth, Investment Grade Bond, Value+Growth and Horizon Portfolios may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Portfolio may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.


Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Total Return, High Yield, Growth, International, Small Cap Growth, Investment Grade Bond, Value+Growth and Horizon Portfolios may engage in forward foreign currency transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of a Portfolio. A Portfolio will not speculate in foreign currency exchange.


If a Portfolio retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of foreign currency and the date when it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result should the value of such currency increase. A Portfolio may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Portfolio expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

The returns available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The investment manager believes that the use of foreign currency hedging techniques, including "cross-hedges" for the International Portfolio, can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders, and against declines in the net asset value of a

Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. Dollar increased against that currency. Such a decline could be partially or completely offset by the increased value of a cross-hedge involving a forward foreign currency exchange contract to sell a different foreign currency, if that contract were available on terms more advantageous to the International Portfolio than a contract to sell the currency in which the position being hedged is denominated. The investment manager believes that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot provide assured protection against exchange rate risks and, if the investment manager misjudges future exchange rate relationships, the International Portfolio could be in a less advantageous position than if such a hedge had not been established.


A Portfolio will not enter into forward contracts or maintain a net exposure in such contracts when the Portfolio would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets (a) denominated in that currency or (b), in the case of a "cross-hedge" for the International Portfolio (see "Investment Objectives, Policies and Risk Factors" in the prospectus), denominated in a currency or currencies that the investment manager believes will have price movements that tend to correlate closely with that currency. The investment manager will normally seek to select currencies for sale under a forward contract for a "cross-hedge" that would reflect a price movement correlation of .8 or higher with respect to the currency being hedged (1 reflects a perfect correlation, 0 reflects a random relationship and -1 reflects a diametrically opposite correlation). There is, of course, no assurance that any specific correlation can be maintained for any specific transaction. See "Foreign Currency Transactions" under "Investment Techniques" in the prospectus. The Fund's custodian bank segregates cash or liquid high-grade securities in an amount not less than the value of a Portfolio's total assets committed to forward foreign currency exchange contracts entered into for the purchase of foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Portfolio's commitments with respect to such contracts. The Portfolios currently do not intend to enter into such forward contracts if they would have more than 15% of the value of their total assets committed to such contracts. A Portfolio generally will not enter into a forward contract with a term longer than one year.



COLLATERALIZED OBLIGATIONS. A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. None of the Portfolios currently intends to invest more than 5% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets rather than a pool of mortgages, mortgage-backed securities or U.S. Government securities. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters as described in the prospectus (see "Investment Techniques--Collateralized Obligations"). The Money Market Portfolio does not invest in inverse floaters.


Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only ("IO") and principal only ("PO") securities. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.


In reliance on an interpretation by the SEC, a Portfolio's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as a Portfolio, in another investment company.

ZERO COUPON GOVERNMENT SECURITIES. Subject to its investment objective and policies, a Portfolio may invest in zero coupon U.S. Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 5% of its net assets in zero coupon U.S. Government securities during the current year.

                             PORTFOLIO TRANSACTIONS


Zurich Kemper Investments, Inc. (formerly named Kemper Financial Services, Inc.) ("ZKI") is the investment manager for the Kemper Funds, and ZKI and its affiliates, including Dreman Value Advisors, Inc. ("DVA"), also furnish investment management services to other clients including affiliated insurance companies. ZKI is the sole shareholder of Zurich Investment Management, Inc. and Zurich Investment Management Limited. These three entities share some common research and trading facilities. DVA is the investment manager or sub-adviser for mutual funds and other institutional accounts including the Value, Small Cap Value, Value+Growth and Horizon Portfolios. At times investment decisions may be made to purchase or sell the same investment security for one or more Portfolios and for one or more of the clients managed by ZKI or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.


National securities exchanges have established limitations governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options the Fund will be able to write on a particular security.


The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or futures contracts available to the Portfolios. On the other hand, the ability of the Portfolios to participate in volume transactions may produce better executions for the Portfolios in some cases. The Board of Trustees of the Fund believes that the benefits of the ZKI and DVA organizations outweigh any limitations that may arise from simultaneous transactions or position limits.


The Fund may purchase instruments issued by banks which are receiving service payments or commissions; however, no preferences will be given in making such portfolio purchases. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually will be no brokerage commissions paid for such purchases. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.


ZKI and DVA, in effecting purchases and sales of portfolio securities for the account of each Portfolio, will implement the policy of seeking best execution of orders, which includes best net prices, except to the extent that ZKI and DVA may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolios, ZKI, DVA and Kemper Investors Life Insurance Company ("KILICO"). KILICO obtains most of its investment research information from ZKI and DVA. Any research benefits derived are available for all clients, including clients of affiliated companies of ZKI and KILICO. Since it is only supplementary to ZKI's and DVA's own research efforts and must be analyzed and reviewed by their staffs, the receipt of research information is not expected to materially reduce expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, ZKI and DVA may give consideration to those firms that have sold or are selling shares of other funds managed by ZKI and DVA or variable life insurance and variable annuity contracts funded by the Fund, as well as to those firms that provide market, statistical and other research information to the Fund, ZKI and DVA; although neither ZKI nor DVA is authorized to pay higher commissions or, in the case of principal trades, higher prices to firms that provide such services, except as described below.



ZKI and DVA may in certain instances be permitted to pay higher brokerage commissions (not including principal trades) solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board of Trustees of the Fund, the Fund could pay a firm that provides research services to ZKI or DVA commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if ZKI or DVA determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or ZKI's or DVA's overall responsibilities to the Fund or other clients. Not all of such research services may be useful or of value in advising a particular Portfolio. Research benefits will be available for all clients of ZKI and its subsidiaries. The investment management fee paid by the Fund to ZKI or DVA is not reduced because ZKI or DVA receives these research services.

The table below shows total brokerage commissions paid by each Portfolio (other than the Investment Grade Bond, Value, Small Cap Value, Value+Growth and Horizon Portfolios, all of which commenced operations on May 1, 1996) then existing for the last three fiscal years and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided or sales of Kemper Fund shares.



                                                            ALLOCATED TO FIRMS
                                                                 BASED ON
                                                            RESEARCH/SALES OF
                                                            KEMPER FUND SHARES
                PORTFOLIO                    FISCAL 1995      IN FISCAL 1995      FISCAL 1994    FISCAL 1993
------------------------------------------   -----------    ------------------    -----------    -----------
Money Market..............................                            %           $         0    $         0
Total Return..............................                            %           $ 2,594,000    $ 3,044,000
High Yield................................                            %           $ 1,480,000    $ 1,749,000
Growth....................................                            %           $ 1,058,000    $   880,000
Government Securities.....................                            %           $    27,000    $    38,000
International.............................                            %           $   996,000    $   566,000
Small Cap Growth..........................                            %           $    32,000+   $       N/A


---------------

 + Commencement of Operations on May 1, 1994 through December 31, 1994


                      INVESTMENT MANAGERS AND DISTRIBUTOR



INVESTMENT MANAGER. ZKI is investment manager for each Portfolio other than the Value and Small Cap Value Portfolios. ZKI is wholly owned by ZKI Holding Corp. ZKI Holding Corp. is a more than 90% owned subsidiary of Zurich Holding Company of America, Inc., which is a wholly owned subsidiary of Zurich Insurance Company, an internationally recognized company providing services in life and non-life insurance, reinsurance and asset management. DVA, a wholly owned subsidiary of ZKI, serves as the investment manager for the Value and Small Cap Value Portfolios. Pursuant to investment management agreements, ZKI acts as investment manager to each Portfolio (DVA for the Value and Small Cap Value Portfolios), manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The agreements provide that each Portfolio pays the charges and expenses of its operations including the fees and expenses of the trustees (except those who are officers or employees of the investment manager), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues. The Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while the principal underwriter pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states, if any.



The agreements provides that the investment manager (ZKI or DVA) shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.



Each investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreements or interested persons of any such party except in their capacity as trustees of the Fund and by the shareholders or the Board of Trustees. Each agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares, and will terminate automatically upon assignment. Additional Portfolios may become subject to the investment management agreements. The provisions concerning continuation, amendment and termination and the allocation of the management fees and the application of the expense limitation shall be on a Portfolio by Portfolio basis. Additional Portfolios may be subject to different agreements.



DVA is the sub-adviser of the Value+Growth and the Horizon Portfolios. DVA acts as sub-adviser pursuant to the terms of a Sub-Advisory Agreement between it and ZKI. Under the terms of the Sub-Advisory Agreement, DVA manages the value portion of each Portfolio and provides such investment advice, research and assistance as ZKI may, from time to time, reasonably request. For its services, DVA will receive from ZKI a monthly fee at the annual rate of (i) .25% of average daily net assets of the Value+Growth Portfolio and (ii) .25% of the portion of the average daily net assets of each Horizon Portfolio allocated by ZKI to DVA for management. DVA permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.



The Sub-Advisory Agreement provides that DVA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVA in the performance of its obligations and duties or by reason of reckless disregard by DVA of its obligations and duties under the Sub-Advisory Agreement.



The Sub-Advisory Agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees. The Sub-Advisory Agreement may be terminated at any time for a Portfolio upon 60 days notice by ZKI, DVA or the Board of Trustees, or by a majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. The provisions concerning continuation, amendment and termination are on a Portfolio by Portfolio basis. Additional Portfolios may be subject to a different agreement.



The Fund pays an investment management fee payable monthly, at an annual rate, based upon the average daily net assets of each Portfolio, as follows: Money Market (.50%), Total Return (.55%), High Yield (.60%), Growth (.60%), Government Securities (.55%), International (.75%), Small Cap Growth (.65%), Investment Grade Bond (.60%), Value (.75%), Small Cap Value (.75%), Value+Growth (.75%), Horizon 20+ (.60%), Horizon 10+ (.60%) and Horizon 5 (.60%). For management services and facilities furnished for the fiscal year ended December 31, 1995, the Fund incurred fees in the Money Market, Total Return, High Yield, Growth, Government Securities, International and Small Cap Growth Portfolios of
$          , $          , $          , $          , $          , $          and
$          , respectively. For management services and facilities furnished for the fiscal year ended December 31, 1994, the Fund incurred fees in the Money Market, Total Return, High Yield, Growth, Government Securities, International and Small Cap Growth Portfolios of $512,000, $3,403,000, $1,329,000, $1,768,000,
$583,000, $842,000 and $26,000, respectively. For management services and facilities furnished for the fiscal year ended December 31, 1993, the Fund incurred fees in the Money Market, Total Return, High Yield, Growth, Government Securities and International Portfolios of $357,000, $3,223,000, $1,225,000, $1,472,000, $629,000 and $295,000, respectively.



PRINCIPAL UNDERWRITER. Kemper Distributors, Inc. ("KDI"), a wholly owned subsidiary of ZKI, is the distributor and principal underwriter for shares of the Fund in the continuous offering of its shares. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective shareholders. KDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreement, except that termination other than upon assignment requires six month's notice.

Investors Fiduciary Trust Company ("IFTC"), has entered into an agreement with KILICO whereby KILICO provides certain record keeping services. During the year ended December 31, 1995, no fees for record keeping or dividend-paying agents' services, were paid to KILICO.


                                    EXPERTS


The financial statements of the Fund at December 31, 1995 and for the five years in the period then ended have been audited by Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth in their report appearing elsewhere herein and incorporated herein by reference; and those financial statements are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                       PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold at their net asset value next determined after an order and payment are received as described in the Fund's prospectus.


Upon receipt by IFTC, the Fund's Transfer Agent, of a request for redemption, shares will be redeemed by the Fund at the applicable net asset value as described in the Fund's prospectus.


The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed, other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

                             OFFICERS AND TRUSTEES


The officers and trustees of the Fund, their principal occupations and their affiliations, if any, with ZKI or DVA, the investment managers for the Fund and KDI, the Fund's principal underwriter or their affiliates, are as follows (The number following each person's title is the number of investment companies managed by ZKI or DVA for which he or she holds similar positions):



JAMES E. AKINS (10/15/26), Trustee (13), 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer, Energy Adviser for the White House and United States Ambassador to Saudi Arabia, 1973-76.



ARTHUR R. GOTTSCHALK (02/13/25), Trustee (13), 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; Member, Board of Governors, Heartland Institute/Illinois; formerly, Illinois State Senator.



FREDERICK T. KELSEY (04/25/27), Trustee (13), 3133 Laughing Gull Court, John's Island, South Carolina; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Fund and the Pilot Fund.



FRED B. RENWICK (02/01/30), Trustee (13), 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc., Director, the Wartberg Home Foundation; Chairman Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly member of the Investment Committee of Atlanta University Board of Trustees; formerly Director of Board of Pensions Evangelical Lutheran Church of America.

*STEPHEN B. TIMBERS (08/08/44), President and Trustee (36), 120 S. LaSalle Street, Chicago, Illinois; President, Chief Executive Officer, Chief Investment Officer and Director, ZKI; Director, KDI, DVA and LTV Corporation.



JOHN B. TINGLEFF (05/04/35), Trustee (13), 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired; formerly President, Tingleff & Associates (management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.



JOHN G. WEITHERS (08/08/33), Trustee (13), 311 Springlake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University.



*J. PATRICK BEIMFORD, JR. (05/25/50), Vice President (23), 120 South LaSalle Street, Chicago, Illinois; Executive Vice President and Chief Investment Officer -- Fixed Income, ZKI.



*PHILIP J. COLLORA (11/15/45), Vice President and Secretary (36), 120 South LaSalle Street, Chicago, Illinois; Attorney, Senior Vice President and Assistant Secretary, ZKI.



*CHARLES F. CUSTER (08/19/28), Vice President and Assistant Secretary (36), 222 North LaSalle Street, Chicago, Illinois; Partner, Vedder, Price, Kaufman & Kammholz (attorneys), Legal Counsel to the Fund.



*DAVID F. DIERENFELDT (03/02/49), Vice President and Assistant Secretary (1), 120 South LaSalle Street, Chicago, Illinois; Attorney, Senior Vice President, Associate General Counsel and Assistant Secretary, ZKI.



*JEROME L. DUFFY (06/29/36), Treasurer (36), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, ZKI.



*DENNIS H. FERRO (06/20/45), Vice President (5), 120 South LaSalle Street, Chicago, Illinois; Executive Vice President and Director of International Equity Investments, ZKI; prior thereto, President, Managing Director and Chief Investment Officer of an international investment advisory firm.



*MICHAEL A. McNAMARA (12/28/44), Vice President (6), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, ZKI.



*JOHN E. NEAL (03/09/50), Vice President (36), 120 South LaSalle Street, Chicago, Illinois; President, Kemper Funds Group, a unit of ZKI; Director ZKI, DVA and KDI.



*JOHN E. PETERS (11/04/47), Vice President (36), 120 South LaSalle Street, Chicago, Illinois; Senior Executive Vice President, ZKI; President and Director, KDI; Director, DVA.



*STEVEN H. REYNOLDS (09/11/43), Vice President (13), 120 South LaSalle Street, Chicago, Illinois; Executive Vice President and Chief Investment Officer -- Equities, ZKI.



*FRANK J. RACHWALSKI, JR. (03/26/45), Vice President (8), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, ZKI.



*HARRY E. RESIS, JR. (11/24/45), Vice President (6), 120 South LaSalle Street, Chicago, Illinois; First Vice President, ZKI.



* Interested persons of the Fund as defined in the Investment Company Act of 1940.


The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund, except that Mr. Custer's law firm receives fees from the Fund as counsel to the Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the 1995 calendar year.



                                                                                        TOTAL
                                                                                     COMPENSATION
                                                              PENSION OR            FROM FUND AND
                                           AGGREGATE      RETIREMENT BENEFITS    KEMPER FUND COMPLEX
                                          COMPENSATION    ACCRUED AS PART OF           PAID TO
            NAME OF TRUSTEE                FROM FUND         FUND EXPENSES            TRUSTEES**
---------------------------------------   ------------    -------------------    --------------------
James E. Akins***......................     $                     $ 0                  $
Arthur R. Gottschalk*..................     $                     $ 0                  $
Frederick T. Kelsey*...................     $                     $ 0                  $
Fred B. Renwick***.....................     $                     $ 0                  $
John B. Tingleff.......................     $                     $ 0                  $
John G. Weithers.......................     $                     $ 0                  $


---------------

  * Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Fund. Deferred amounts accrue interest monthly at a rate equal to the yield of Kemper Money Funds--Kemper Money Market Fund. Total deferred fees and interest accrued for the latest and
    prior fiscal years for this Fund are $       for Mr. Gottschalk and $
    for Mr. Kelsey.



 ** Includes compensation for service as a member of 13 fund boards. Also includes amounts for new funds estimated as if they had existed at the beginning of the year.



*** Elected trustee on September 19, 1995.



As of April 30, 1996, the trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Portfolio of the Fund.



As of April 30, 1996, ZKI owned all the shares of the Investment Grade Bond, Value, Small Cap Value, Value+Growth, Horizon 20+, Horizon 10+ and Horizon 5 Portfolios of the Fund.


                              DIVIDENDS AND TAXES

DIVIDENDS. The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.


TAXES. Each Portfolio intends to continue to qualify (or, for each of the Investment Grade Bond, Value, Small Cap Value, Value+Growth, Horizon 20+, Horizon 10+ and Horizon 5 Portfolios, intend to qualify) as a regulated investment company under subchapter M of the Internal Revenue Code ("Code") in order to avoid taxation of the Fund and its shareholders. One of the subchapter M requirements to be satisfied is that less than 30% of a Portfolio's gross income during the fiscal year must be derived from gains from the sale or other disposition of securities held for less than three months. A Portfolio may be limited in its options, futures and foreign currency transactions in order to prevent recognition of such gains.


Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Fund and its Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

                               SHAREHOLDER RIGHTS

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by ZKI remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.


The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Trust to purchase insurance against certain liabilities on behalf of the trustees.

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholder

Kemper Investors Fund



We have audited the accompanying statement of net assets of the Investment Grade Bond Portfolio, the Value Portfolio, the Small Cap Value Portfolio, the Value+Growth Portfolio, the Horizon 20+ Portfolio, the Horizon 10+ Portfolio and the Horizon 5 Portfolio, comprising certain of the Portfolios of Kemper
Investors Fund as of             , 1996. This statement of net assets is the
responsibility of the Trust's management. Our responsibility is to express an opinion on this statement of net assets based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.


In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of each of the above Portfolios
of Kemper Investors Fund at             , 1996 in conformity with generally
accepted accounting principles.



Chicago, Illinois


            , 1996

KEMPER INVESTORS FUND


STATEMENT OF NET ASSETS--               , 1996



                                                              SMALL CAP    VALUE+
                               INVESTMENT GRADE     VALUE       VALUE      GROWTH        HORIZON         HORIZON        HORIZON
                                BOND PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   20+ PORTFOLIO   10+ PORTFOLIO   5 PORTFOLIO
                               ----------------   ---------   ---------   ---------   -------------   -------------   -----------
           ASSETS
Cash.........................     $ 100,000       $ 100,000   $ 100,000   $ 100,000     $ 100,000       $ 100,000      $ 100,000
                                  =========       =========   =========   =========     =========       =========      =========
         NET ASSETS
Net assets, applicable to
  shares of beneficial
  interest (unlimited number
  of shares authorized, no
  par value) outstanding:....     $ 100,000       $ 100,000   $ 100,000   $ 100,000     $ 100,000       $ 100,000      $ 100,000
                                  =========       =========   =========   =========     =========       =========      =========
    THE PRICING OF SHARES
Net asset value and
  redemption price per share,
  applicable to all
  Portfolios ($100,000 /
  10,526.316 shares
  outstanding)...............      $   9.50       $    9.50   $    9.50   $    9.50     $    9.50       $    9.50      $    9.50
Maximum offering price
  per share, applicable to
  all Portfolios (net asset
  value).....................      $   9.50       $    9.50   $    9.50   $    9.50     $    9.50       $    9.50      $    9.50



NOTES:



Kemper Investors Fund (the "Trust"), was organized as a business trust under the laws of The Commonwealth of Massachusetts on January 22, 1987. All shares of beneficial interest of each of the above Portfolios were issued to Zurich Kemper Investments, Inc. ("ZKI"), the investment manager for certain Portfolios of the
Fund, on             , 1996. The Trust may establish multiple series; currently fourteen series have been established.



The costs of organization of each of the above Portfolios will be paid by ZKI.

APPENDIX--RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2 AND PRIME-1, PRIME-2 COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

                                CORPORATE BONDS
                   STANDARD & POOR'S CORPORATION BOND RATINGS

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                    PART C.

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements:


        (i)   Financial Statements included in Part A of the Registration Statement:
              Money Market, Total Return, High Yield, Growth, Government Securities,
              International and Small Cap Growth Portfolios -- Financial Highlights
              Investment Grade Bond, Value, Small Cap Value, Value+Growth, Horizon 20+,
              Horizon 10+ and Horizon 5 Portfolios -- None
        (ii)  Financial Statements included in Part B of the Registration Statement:
              Money Market, Total Return, High Yield, Growth, Government Securities,
              International and Small Cap Growth Portfolios
                Report of Independent Auditors (              , 1996)
                Statement of Assets and Liabilities--December 31, 1995
                Statement of Operations for the year ended December 31, 1995
                Statement of Changes in Net Assets for each of the two years in the period ended
                December 31, 1995 (except for the Small Cap Growth Portfolio, which is for the year ended December 31, 1995 and the period May 2, 1994 through December 31,
                1994)
                Notes to Financial Statements
                Portfolio of Investments--December 31, 1995
              Investment Grade Bond, Value, Small Cap Value, Value+Growth, Horizon 20+,
              Horizon 10+ and Horizon 5 Portfolios
                Report of Independent Auditors (          , 1996)
                Statement of Net Assets (          , 1996)



     Schedules I (for the Investment Grade Bond, Value, Small Cap Value, Value+Growth, Horizon 20+, Horizon 10+ and Horizon 5 Portfolios), II, III, IV and V have been omitted as the required information is not present.



     Schedule I has been omitted for the Money Market, Total Return, High Yield, Growth, Government Securities, International and Small Cap Growth Portfolios as the required information is presented in the Portfolio of Investments at December 31, 1995.


    (b) Exhibits:


        99.b1. (a)    Agreement and Declaration of Trust.*
        99.b1. (b)    Written Instrument Amending the Agreement and Declaration of Trust.*
        99.b1. (c)    Written Instrument Amending the Agreement and Declaration of Trust.*
        99.b1. (d)    Written Instrument Amending the Agreement and Declaration of Trust to
                      Establish and Designate Seven Additional Series.
        99.b1. (e)    Written Instrument Amending the Agreement and Declaration of Trust to
                      Change the Name of Two Existing Series.
        99.b2.        By-laws.*
        99.b3.        Not Applicable.
        99.b4.        Text of Share certificate.*
        99.b5. (a)    Investment Management Agreement (Money Market, Total Return, High Yield,
                      Growth, Government Securities, International and Small Cap Growth
                      Portfolios.)
        99.b5. (b)    Investment Management Agreement (Investment Grade Bond, Value+Growth
                      Horizon 20+, Horizon 10+ and Horizon 5 Portfolios).**

        99.b5. (c)    Investment Management Agreement (Value and Small Cap Value
                      Portfolios).**
        99.b5. (d)    Sub-Advisory Agreement (Value+Growth, Horizon 20+, Horizon 10+ and Hori-
                      zon 5 Portfolios).**
        99.b6.        Underwriting Agreement.
        99.b7.        Not Applicable.
        99.b8. (a)    Custody Agreement.*
        99.b8. (b)    Foreign Custodian Agreement.*
        99.b9.        Agency Agreement.*
        99.b10.(a)    Legal Opinion and Consent of Vedder, Price, Kaufman & Kammholz.**
        99.b10.(b)    Legal Opinion and Consent of Ropes & Gray.**
        99.b11.       Consent and Reports of Ernst & Young LLP.**
        99.b12.       Not Applicable.
        99.b13.       Subscription Agreement (Investment Grade Bond, Value, Small Cap Value,
                      Value+Growth, Horizon 20+, Horizon 10+ and Horizon 5 Portfolios).**
        99.b14.       Not Applicable.
        99.b15.       Not Applicable.
        99.b17.       Not Applicable.
        99.b18.       Not Applicable.
        99.b24.       Powers of Attorney.
        27.1          Financial Data Schedule (Money Market).**
        27.2          Financial Data Schedule (Total Return).**
        27.3          Financial Data Schedule (High Yield).**
        27.4          Financial Data Schedule (Growth).**
        27.5          Financial Data Schedule (Government Securities).**
        27.6          Financial Data Schedule (International).**
        27.7          Financial Data Schedule (Small Cap Growth).**
        99.b99.       Not Applicable.


---------------


 * Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on or about April 27, 1995.


** To be filed before the effective date of the Registration Statement.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     Shares of the Registrant will be offered and sold to Kemper Investors Life Insurance Company ("KILICO"), a stock insurance company organized under the laws of Illinois, and its separate investment accounts, "KILICO Variable Separate Account" and "KILICO Variable Annuity Separate Account" (the "Separate Accounts"). The purchasers of insurance contracts and annuity contracts issued in connection with such accounts will have the right to instruct KILICO with respect to the voting of the Registrant's shares held by the Separate Accounts. Subject to such voting instruction rights, KILICO and the Separate Accounts directly control the Registrant. KILICO is a wholly-owned subsidiary of Zurich Kemper Life Insurance Companies, Inc. Other information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to Exhibit 16, herein.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of February 12, 1996, there were three holders of record of shares of the Money Market, Total Return, High Yield, Growth, Government Securities, International and Small Cap Growth Portfolios. As of February 12, 1996, there were no holders of record of shares of the Investment Grade Bond, Value, Small Cap Value, Value+Growth, Horizon 20+, Horizon 10+ or Horizon 5 Portfolios.

ITEM 27. INDEMNIFICATION

     Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.(A) BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     Information pertaining to business and other connections of the Registrant's investment advisers and sub-adviser is hereby incorporated by reference to the sections of the Prospectus captioned "Summary," "Investment Managers," and "Distributor" and to the section of the Statement of Additional Information captioned "Investment Managers and Distributor."

     Zurich Kemper Investments, Inc., one of the investment advisers of the Registrant, is investment adviser of:



Kemper Mutual Funds:                             Kemper Closed-End Funds:
Kemper Technology Fund                           Kemper High Income Trust
Kemper Total Return Fund                         Kemper Intermediate Government Trust
Kemper Growth Fund                               Kemper Municipal Income Trust
Kemper Small Capitalization Equity Fund          Kemper Multi-Market Income Trust
Kemper Income and Capital Preservation Fund      Kemper Strategic Municipal Income Trust
Kemper Money Funds                               The Growth Fund of Spain, Inc.
Kemper National Tax-Free Income Series           Kemper Strategic Income Fund
Kemper Diversified Income Fund
Kemper High Yield Fund
Cash Equivalent Fund
Kemper U.S. Government Securities Fund
Kemper International Fund
Kemper Portfolios
Kemper State Tax-Free Income Series
Tax-Exempt California Money Market Fund
Kemper Adjustable Rate U.S. Government Fund
Kemper Blue Chip Fund
Kemper Global Income Fund
Kemper Target Equity Fund
Cash Account Trust
Investors Cash Trust
Tax-Exempt New York Money Market Fund
Kemper Value Plus Growth Fund
Kemper Quantitative Equity Fund
Kemper Horizon Fund
Kemper Europe Fund



     Zurich Kemper Investments, Inc. also furnishes investment advice to and manages investment portfolios for other clients including Kemper International Bond Fund.



     Dreman Value Advisors, Inc., one of the investment advisers of the Registrant, is the investment adviser of Kemper-Dreman Fund, Inc. and performs investment advisory services for other institutional advisory clients. Dreman Value Advisors, Inc. is also a sub-adviser for certain Portfolios of the Registrant and for Kemper Value Plus Growth Fund and Kemper Horizon Fund.

Item 28(b)(i) Business and Other Connections of Officers and Directors of Zurich Kemper Investments, Inc., the Investment Adviser



TIMBERS, STEPHEN B.
  Director, President, Chief Executive Officer and Chief Investment Officer, Kemper Financial Services, Inc.
  Director, Kemper Distributors, Inc.
  Director, Chairman, Zurich Investment Management, Inc.
  Director, Chairman, Kemper Service Company
  Director, Dreman Value Advisors, Inc.
  Director, President, Kemper International Management, Inc.
  Trustee and President, Kemper Funds
  Director, The LTV Corporation
  Director, Investment Analysts Society of Chicago

NEAL, JOHN E.
  Director, Kemper Financial Services, Inc., President, Kemper Funds Group Director, President, Kemper Service Company
  Director, Kemper Distributors, Inc.
  Director, Zurich Investment Management, Inc.
  Director, Dreman Value Advisors, Inc.
  Director, Camelot Financial Corporation
  Director, Coast Broadcasting Company
  Director, Hawaii Kai Development Company
  Director, Kacor Gateway, Inc.
  Director, Kailua Associates, Inc.
  Director, Kacor Trust Deed Company
  Director, Community Investment Corporation
  Director, Continental Community Development Corporation
  Director, President, Kemper Real Estate, Inc.
  Director, President, Kemper/Cymrot, Inc.
  Director, President, Kemper/Cymrot Management, Inc.
  Director, President, FKLA Loire Court, Inc.
  Director, Vice President, FKLA Realty Corporation
  Director, President, FLA First Nationwide, Inc.
  Director, President, FLA Plate Building, Inc.
  Director, Vice President, FLA Realty Corporation
  Director, Kemper/Lumbermens Properties, Inc.
  Director, Senior Vice President, Kemper Real Estate Management Company Director, KRDC, Inc.
  Director, Mesa Homes
  Director, Mesa Homes Brokerage Company
  Director, Mount Doloroes Corporation
  Director, Montgomery Gallery, Inc.
  Director, Monterey Research Park, Inc.
  Director, One Corporate Centre, Inc.

  Director, Pacific Homes, Inc.
  Director, Palomar Triad, Inc.
  Director, Pine/Battery Properties, Inc.
  Director, Rancho and Industrial Property Brokerage, Inc.
  Director, Rancho California, Inc.
  Director, Rancho Regional Shopping Center, Inc.
  Director, Tourelle Corporation
  Director, Two Corporate Centre, Inc.
  Director, Vice President, Kemper Portfolio Corporation
  Director, Vice President, KFC Portfolio Corporation
  Director, Vice President, KILICO Realty Corporation
  Director, President, KI Arnold Industrial, Inc.
  Director, President, KI Canyon Park, Inc.
  Director, President, KI Centreville, Inc.
  Director, President, KI Colorado Boulevard, Inc.
  Director, President, KI Dublin Boulevard, Inc.
  Director, President, KI LaFiesta Square, Inc.
  Director, President, KI Lewinsville, Inc.
  Director, President, KI Monterey Research, Inc.
  Director, President, KI Olive Street, Inc.
  Director, President, KI Thornton Boulevard, Inc.
  Director, President, KI Sutter Street, Inc.
  Director, President, KR 77 Fitness Center, Inc.
  Director, President, KR Avondale Redmond, Inc.
  Director, President, KR Black Mountain, Inc.
  Director, President, KR Brannan Resources, Inc.
  Director, President, KR Clay Capital, Inc.
  Director, President, KR Cranbury, Inc.
  Director, President, KR Delta Wetlands, Inc.
  Director, President, KR Gainesville, Inc.
  Director, President, KR Hotels, Inc.
  Director, President, KR Lafayette Apartments, Inc.
  Director, President, KR Lafayette BART, Inc.
  Director, President, KR Palm Plaza, Inc.
  Director, President, KR Red Hill Associates, Inc.
  Director, President, KR Seagate/Gateway North, Inc.
  Director, President, KR Venture Way, Inc.
  Director, President, KR Walnut Creek, Inc.
  Director, K-P Greenway, Inc.
  Director, K-P Plaza Dallas, Inc.
  Director, Kemper/Prime Acquisition Fund, Inc.
  Director, KRDC, Inc.
  Director, RespiteCare
  Director, President, SMS Realty Corp.
  Vice President, Kemper Funds
  Director, Urban Shopping Centers, Inc.

PETERS, JOHN E.
  Director, Senior Executive Vice President, Kemper Financial
  Services, Inc.
  Director, Dreman Value Advisors, Inc.
  Director, President, Kemper Distributors, Inc.
  Vice President, Zurich Investment Management, Inc.
  Vice President, Kemper Funds
  Director, Kemper Service Company

BEIMFORD, JR., JOSEPH P.
  Executive Vice President, Kemper Financial Services, Inc. Vice President, Cash Account Trust
  Vice President, Cash Equivalent Fund
  Vice President, Galaxy Offshore, Inc.
  Vice President, Investors Cash Trust
  Vice President, Kemper Adjustable Rate U.S. Government Fund Vice President, Kemper Diversified Income Fund
  Vice President, Kemper Global Income Fund
  Vice President, Kemper High Income Trust
  Vice President, Kemper High Yield Fund
  Vice President, Kemper Income and Capital Preservation Fund Vice President, Kemper Intermediate Government Trust
  Vice President, Kemper International Bond Fund
  Vice President, Kemper Investors Fund
  Vice President, Kemper Money Funds
  Vice President, Kemper Multi-Market Income Trust
  Vice President, Kemper Municipal Income Trust
  Vice President, Kemper National Tax-Free Income Series
  Vice President, Kemper Portfolios
  Vice President, Kemper State Tax-Free Income Series
  Vice President, Kemper Strategic Income Fund
  Vice President, Kemper Strategic Municipal Income Trust Vice President, Kemper U.S. Government Securities Fund
  Vice President, Tax-Exempt California Money Market Fund Vice President, Tax-Exempt New York Money Market Fund

CHAPMAN II, WILLIAM E.
  Executive Vice President, Kemper Financial Services, Inc.
  Director, Executive Vice President, Kemper Distributors, Inc.

COXON, JAMES H.
  Executive Vice President, Kemper Financial Services, Inc.
  Director, Vice President, Galaxy Offshore, Inc.
  Executive Vice President, Kemper Asset Management Company

FERRO, DENNIS H.
  Executive Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper International Fund
  Director, Managing Director-Equities, Kemper Investment Management Company Limited
  Vice President, Kemper Investors Fund
  Vice President, Kemper Target Equity Fund
  Vice President, The Growth Fund of Spain, Inc.
  Vice President, Kemper Europe Fund

GREENAWALT, JAMES L.
  Executive Vice President, Kemper Financial Services, Inc.
  Director, Executive Vice President, Kemper Distributors, Inc.

JOHNS, GORDON K.
  Executive Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Global Income Fund
  Vice President, Kemper Diversified Income Fund
  Vice President, Kemper International Bond Fund
  Vice President, Kemper International Management, Inc.
  Managing Director, Kemper Investment
  Management Company Limited
  Vice President, Kemper Multi-Market Income Trust
  Director, Thames Heritage Parade Limited

LANGBAUM, GARY A.
  Executive Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Total Return Fund
  Vice President, Kemper Investors Fund

REYNOLDS, STEVEN H.
  Executive Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Technology Fund
  Vice President, Kemper Total Return Fund
  Vice President, Kemper Growth Fund
  Vice President, Kemper Small Capitalization Equity Fund
  Vice President, Kemper International Fund
  Vice President, Kemper Blue Chip Fund

  Vice President, Kemper Value Plus Growth Fund
  Vice President, Kemper Quantitative Equity Fund
  Vice President, Kemper Target Equity Fund
  Vice President, Kemper Horizon Fund
  Vice President, Kemper Investors Fund
  Vice President, The Growth Fund of Spain, Inc.
  Vice President, Kemper Europe Fund

SILIGMUELLER, DALE S.
  Executive Vice President, Kemper Financial Services, Inc.
  Director, Executive Vice President, Kemper Service Company

BUKOWSKI, DANIEL J.
  Senior Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Quantitative Equity Fund
  Vice President, Kemper Value Plus Growth Fund

BUTLER, DAVID H.
  Senior Vice President, Kemper Financial Services, Inc.

CERVONE, DAVID M.
  Senior Vice President, Kemper Financial Services, Inc.

CESSINE, ROBERT S.
  Senior Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Income and Capital Preservation Fund
  Vice President, Kemper Diversified Income Fund
  Vice President, Kemper Multi-Market Income Trust

CHESTER, TRACY McCORMICK
  Senior Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Blue Chip Fund
  Vice President, Kemper Target Equity Fund
  Vice President, Kemper Value Plus Growth Fund

CIARLELLI, ROBERT W.
  Senior Vice President, Kemper Financial Services, Inc.
  Executive Vice President, Kemper Service Company

COLLECCHIA, FRANK E.
  Senior Vice President, Kemper Financial Services, Inc.
  Senior Investment Officer, Federal Kemper Life Assurance
  Company
  Senior Investment Officer, Fidelity Life Association
  Vice President, FKLA Loire Court, Inc.
  Vice President, FLA First Nationwide, Inc.
  Vice President, FLA Plate Building, Inc.
  Vice President, Galaxy Offshore, Inc.

  Senior Investment Officer, Kemper Investors Life Insurance
  Company
  Vice President, KI Arnold Industrial, Inc.
  Vice President, KI Canyon Park, Inc.
  Vice President, KI Centreville, Inc.
  Vice President, KI Colorado Boulevard, Inc.
  Vice President, KI Dublin Boulevard, Inc.
  Vice President, KI LaFiesta Square, Inc.
  Vice President, KI Lewinsville, Inc.
  Vice President, KI Monterey Research, Inc.
  Vice President, KI Olive Street, Inc.
  Vice President, KI Sutter Street, Inc.
  Vice President, KI Thornton Boulevard, Inc.
  Vice President, KR 77 Fitness Center, Inc.
  Vice President, KR Avondale Redmond, Inc.
  Vice President, KR Black Mountain, Inc.
  Vice President, KR Brannan Resources, Inc.
  Vice President, KR Clay Capital, Inc.
  Vice President, KR Cranbury, Inc.
  Vice President, KR Delta Wetlands, Inc.
  Vice President, KR Gainesville, Inc.
  Vice President, KR Halawa Associates, Inc.
  Vice President, KR Hotels, Inc.
  Vice President, KR Lafayette Apartments, Inc.
  Vice President, KR Lafayette BART, Inc.
  Vice President, KR Palm Plaza, Inc.
  Vice President, KR Red Hill Associates, Inc.
  Vice President, KR Seagate/Gateway North, Inc.
  Vice President, KR Venture Way, Inc.
  Vice President, KR Walnut Creek, Inc.

COLLORA, PHILIP J.
  Senior Vice President and Assistant Secretary, Kemper Financial
  Services, Inc.
  Vice President and Secretary, Kemper Funds
  Assistant Secretary, Kemper International Management, Inc.

DIERENFELDT, DAVID F.
  Senior Vice President, Associate General Counsel,
  Assistant Secretary, Kemper Financial Services, Inc.
  Vice President and Secretary, Kemper Distributors, Inc.
  Secretary, Dreman Value Advisors, Inc.
  Assistant Secretary, Galaxy Offshore, Inc.
  Director, Secretary, INVEST Financial Corporation
  Secretary, INVEST Financial Corporation Holding Company
  Assistant Secretary, Investors Brokerage Services
  Insurance Agency, Inc.

  Assistant Secretary, Investors Brokerage Services, Inc. Secretary, Zurich Investment Management, Inc.
  Assistant Secretary, Kemper International Management, Inc. Assistant Secretary, Kemper Investment Management Company Limited
  Vice President and Assistant Secretary, Kemper Investors Fund Secretary, Kemper Service Company

DUDASIK, PATRICK H.
  Senior Vice President, Kemper Financial Services, Inc.
  Executive Vice President, Chief Financial Officer and Treasurer, Dreman Value Advisors, Inc.
  Vice President and Treasurer, Zurich Investment Management, Inc. Treasurer and Chief Financial Officer, Kemper Distributors, Inc. Treasurer and Chief Financial Officer, Kemper Service Company Director and Treasurer, Kemper Investment Management Company Limited

DUFFY, JEROME L.
  Senior Vice President, Kemper Financial Services, Inc.
  Treasurer, Kemper Funds

GALLAGHER, MICHAEL L.
  Senior Vice President, Kemper Financial Services, Inc.
  Senior Vice President, Kemper Service Company

GLASSMAN, HARVEY
  Senior Vice President, Kemper Financial Services, Inc.

GOERS, RICHARD A.
  Senior Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Technology Fund

INNES, BRUCE D.
  Senior Vice President, Kemper Financial Services, Inc.
  Co-President, International Association of Corporate and
  Professional Recruiters

KLEIN, GEORGE
  Senior Vice President, Kemper Financial Services, Inc.
  Director, Executive Vice President, Zurich Investment Management, Inc.

KORTH, FRANK D.
  Senior Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Technology Fund

McNAMARA, MICHAEL A.
  Senior Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Diversified Income Fund
  Vice President, Kemper High Income Trust
  Vice President, Kemper High Yield Fund
  Vice President, Kemper Investors Fund
  Vice President, Kemper Multi-Market Income Trust
  Vice President, Kemper Strategic Income Fund

MIER, CHRISTOPHER J.
  Senior Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper National Tax-Free Income Series
  Vice President, Kemper Municipal Income Trust
  Vice President, Kemper State Tax-Free Income Series
  Vice President, Kemper Strategic Municipal Income Trust

MURRIHY, MAURA J.
  Senior Vice President, Kemper Financial Services, Inc.

NATHANSON, IRA
  Senior Vice President, Kemper Financial Services, Inc.

RABIEGA, CRAIG F.
  Senior Vice President, Kemper Financial Services, Inc.
  First Vice President, Kemper Service Company

RACHWALSKI, JR. FRANK J.
  Senior Vice President, Kemper Financial Services, Inc.
  Vice President, Cash Account Trust
  Vice President, Cash Equivalent Fund
  Vice President, Investors Cash Trust
  Vice President, Kemper Investors Fund
  Vice President, Kemper Money Funds
  Vice President, Kemper Portfolios
  Vice President, Tax-Exempt California Money Market Fund
  Vice President, Tax-Exempt New York Money Market Fund

REGNER, THOMAS M.
  Senior Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Horizon Fund

RESIS, JR., HARRY E.
  Senior Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Diversified Income Fund

  Vice President, Kemper High Income Trust
  Vice President, Kemper High Yield Fund
  Vice President, Kemper Investors Fund
  Vice President, Kemper Multi-Market Income Trust
  Vice President, Kemper Strategic Income Fund

SCHUMACHER, ROBERT T.
  Senior Vice President, Kemper Financial Services, Inc.

SMITH, JR., EDWARD BYRON
  Senior Vice President, Kemper Financial Services, Inc.

VINCENT, CHRISTOPHER T.
  Senior Vice President, Kemper Financial Services, Inc.
  First Vice President, Zurich Investment Management, Inc.

BAZAN, KENNETH M.
  First Vice President, Kemper Financial Services, Inc.
  Director, K-P Greenway, Inc.
  Director, K-P Plaza Dallas, Inc.
  Director, Kemper/Prime Acquisition Fund, Inc.

BOEHM, JONATHAN J.
  First Vice President, Kemper Financial Services, Inc.
  Senior Vice President, Kemper Service Company

BURROW, DALE R.
  First Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Strategic Municipal Income Trust

BYRNES, ELIZABETH A.
  First Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Adjustable Rate U.S. Government Fund
  Vice President, Kemper Intermediate Government Trust

CHIEN, CHRISTINE
  First Vice President, Kemper Financial Services, Inc.

DeMAIO, CHRIS C.
  First Vice President, Kemper Financial Services, Inc.
  Vice President and Chief Accounting Officer, Kemper Service
  Company

DEXTER, STEPHEN P.
  First Vice President, Kemper Financial Services, Inc.

DOYLE, DANIEL J.
  First Vice President, Kemper Financial Services, Inc.

FENGER, JAMES E.
  First Vice President, Kemper Financial Services, Inc.

HALE, DAVID D.
  First Vice President, Kemper Financial Services, Inc.

HARRINGTON, MICHAEL E.
  First Vice President, Kemper Financial Services, Inc.

HORTON, ROBERT J.
  First Vice President, Kemper Financial Services, Inc.

JACOBS, PETER M.
  First Vice President, Kemper Financial Services, Inc.

KEELEY, MICHELLE M.
  First Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Intermediate Government Trust
  Vice President, Kemper Portfolios

KIEL, CAROL L.
  First Vice President, Kemper Financial Services, Inc.

LAUGHLIN, ANN M.
  First Vice President, Kemper Financial Services, Inc.

LENTZ, MAUREEN P.
  First Vice President, Kemper Financial Services, Inc.

McCRINDLE-PETRARCA, SUSAN
  First Vice President, Kemper Financial Services, Inc.

MINER, EDWARD
  First Vice President, Kemper Financial Services, Inc.

MURRAY, SCOTT S.
  First Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Service Company

NORRIS, JOHNSTON A.
  First Vice President, Kemper Financial Services, Inc.

PAYNE, III, ROBERT D.
  First Vice President, Kemper Financial Services, Inc.

PANOZZO, ROBERTA L.
  First Vice President, Kemper Financial Services, Inc.

RADIS, STEVE A.
  First Vice President, Kemper Financial Services, Inc.

RATEKIN, DIANE E.
  First Vice President, Assistant General Counsel and Assistant
  Secretary,   Kemper Financial Services, Inc.
  Assistant Secretary, Kemper Distributors, Inc.

SILVIA, JOHN E.
  First Vice President, Kemper Financial Services, Inc.

STUEBE, JOHN W.
  First Vice President, Kemper Financial Services, Inc.
  Vice President, Cash Account Trust
  Vice President, Cash Equivalent Fund

THOUIN, EDITH A.
  First Vice President, Kemper Financial Services, Inc.
  Director-European Equities, Kemper Investment Management Company Limited Vice President, Kemper Europe Fund

TRUTTER, JONATHAN W.
  First Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Diversified Income Fund
  Vice President, Kemper Multi-Market Income Trust
  Vice President, Kemper Strategic Income Fund

WETHERALD, ROBERT F.
  First Vice President, Kemper Financial Services, Inc.

WILLSON, STEPHEN R.
  First Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Strategic Municipal Income Trust

WITTNEBEL, MARK E.
  First Vice President, Kemper Financial Services, Inc.

BARRY, JOANN M.
  Vice President, Kemper Financial Services, Inc.

BODEM, RICHARD A.
  Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Service Company

BURSHTAN, DAVID H.
  Vice President, Kemper Financial Services, Inc.

CARNEY, ANNE T.
  Vice President, Kemper Financial Services, Inc.

CARTER, PAUL J.
  Vice President, Kemper Financial Services, Inc.

CHRISTIANSEN, HERBERT A.
  Vice President, Kemper Financial Services, Inc.
  First Vice President, Kemper Service Company

COHEN, JERRI I.
  Vice President, Kemper Financial Services, Inc.

ESOLA, CHARLES J.
  Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Service Company

FRIHART, THORA A.
  Vice President, Kemper Financial Services, Inc.

GERACI, AUGUST L.
  Vice President, Kemper Financial Services, Inc.

GOLAN, JAMES S.
  Vice President, Kemper Financial Services, Inc.

HUOT, LISA L.
  Vice President, Kemper Financial Services, Inc.

KARWOWSKI, KENNETH F.
  Vice President, Kemper Financial Services, Inc.

KNAPP, WILLIAM M.
  Vice President, Kemper Financial Services, Inc.

KOCH, DEBORAH L.
  Vice President, Kemper Financial Services, Inc.

KOURY, KATHRYN E.
  Vice President, Kemper Financial Services, Inc.

KRANZ, KATHY J.
  Vice President, Kemper Financial Services, Inc.

KRUEGER, PAMELA D.
  Vice President, Kemper Financial Services, Inc.

KYCE, JOYCE
  Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Service Company

LeFEBVRE, THOMAS J.
  Vice President, Kemper Financial Services, Inc.

MANGIPUDI, V. RAO
  Vice President, Kemper Financial Services, Inc.

McGOVERN, KAREN B.
  Vice President, Kemper Financial Services, Inc.

MILLIGAN, BRIAN J.
  Vice President, Kemper Financial Services, Inc.
  Assistant Treasurer, Kemper Real Estate, Inc.
  Assistant Treasurer, Kemper Cymrot, Inc.
  Assistant Treasurer, Kemper Cymrot Management, Inc.
  Assistant Treasurer, FKLA Loire Court, Inc.
  Assistant Treasurer, FKLA Realty Corporation
  Assistant Treasurer, FLA First Nationwide, Inc.
  Assistant Treasurer, FLA Plate Building, Inc.
  Assistant Treasurer, FLA Realty Corporation
  Assistant Treasurer, Kemper Portfolio Corporation
  Assistant Treasurer, KFC Portfolio Corporation
  Assistant Treasurer, KILICO Realty Corporation
  Assistant Treasurer, KI Arnold Industrial, Inc.
  Assistant Treasurer, KI Canyon Park, Inc.
  Assistant Treasurer, KI Centreville, Inc.
  Assistant Treasurer, KI Colorado Boulevard, Inc.
  Assistant Treasurer, KI Dublin Boulevard, Inc.
  Assistant Treasurer, KI LaFiesta Square, Inc.
  Assistant Treasurer, KI Lewinsville, Inc.
  Assistant Treasurer, KI Monterey Research, Inc.
  Assistant Treasurer, KI Olive Street, Inc.
  Assistant Treasurer, KI Thornton Boulevard, Inc.
  Assistant Treasurer, KI Sutter Street, Inc.
  Assistant Treasurer, KR 77 Fitness Center, Inc.
  Assistant Treasurer, KR Avondale Redmond, Inc.
  Assistant Treasurer, KR Black Mountain Inc.
  Assistant Treasurer, KR Brannon Resources, Inc.
  Assistant Treasurer, KR Clay Capital, Inc.
  Assistant Treasurer, KR Cranbury, Inc.
  Assistant Treasurer, KR Delta Wetlands, Inc.

  Assistant Treasurer, KR Gainesville, Inc.
  Assistant Treasurer, KR Hotels, Inc.
  Assistant Treasurer, KR Lafayette Apartments, Inc.
  Assistant Treasurer, KR Lafayette BART, Inc.
  Assistant Treasurer, KR Palm Plaza, Inc.
  Assistant Treasurer, KR Red Hill Associates, Inc.
  Assistant Treasurer, KR Seagate/Gateway North, Inc.
  Assistant Treasurer, KR Venture Way, Inc.
  Assistant Treasurer, KR Walnut Creek, Inc.

MITCHELL, KATHERINE H.
  Vice President, Kemper Financial Services, Inc.

MURPHY, THOMAS M.
  Vice President, Kemper Financial Services, Inc.

NEVILLE, BRIAN P.
  Vice President, Kemper Financial Services, Inc.

PANOZZO, ALBERT R.
  Vice President, Kemper Financial Services, Inc.

PONTECORE, SUSAN E.
  Vice President, Kemper Financial Services, Inc.

QUADRINI, LISA L.
  Vice President, Kemper Financial Services, Inc.

ROKOSZ, PAUL A.
  Vice President, Kemper Financial Services, Inc.

ROSE, KATIE M.
  Vice President, Kemper Financial Services, Inc.

SHULTZ, KAREN D.
  Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Service Company

SMITH, ROBERT G.
  Vice President, Kemper Financial Services, Inc.

SOPHER, EDWARD O.
  Vice President, Kemper Financial Services, Inc.

STROMM, LAWRENCE D.
  Vice President, Kemper Financial Services, Inc.

TEPPER, SHARYN A.
  Vice President, Kemper Financial Services, Inc.

VANDEMERKT, RICHARD J.
  Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Service Company

WATKINS, JAMES K.
  Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Service Company

WERTH, ELIZABETH C.
  Vice President, Kemper Financial Services, Inc.
  Vice President, Kemper Distributors, Inc.
  Assistant Secretary, Kemper Mutual Funds
  Assistant Secretary, Kemper International Bond Fund
  Assistant Secretary, Kemper Target Equity Fund
  Assistant Secretary, Kemper-Dreman Fund, Inc.
  Assistant Secretary, Kemper Horizon Fund
  Assistant Secretary, Kemper Europe Fund

WIZER, BARBARA K.
  Vice President, Kemper Financial Services, Inc.

ZURAWSKI, CATHERINE N.
  Vice President, Kemper Financial Services, Inc.

Item 28(b)(ii) Business and Other Connections of Officers and Directors of Dreman Value Advisors, Inc., the Investment Adviser and Sub-Adviser



DREMAN, DAVID N.
        Director, Chairman of the Board, Dreman Value Advisors, Inc. Vice President, Kemper Value Plus Growth Fund
        Vice President, Kemper-Dreman Fund, Inc.

NEAL, JOHN E.
        Director, Dreman Value Advisors, Inc.
        Director, Chief Operating Officer, Kemper Financial
        Services, Inc.
        President, Kemper Funds Group
        Director, President, Kemper Service Company
        Director, Kemper Distributors, Inc.
        Director, Zurich Investment Management, Inc.
        Director, Camelot Financial Corporation
        Director, Coast Broadcasting Company
        Director, Hawaii Kai Development Company
        Director, Kacor Gateway, Inc.
        Director, Kailua Associates, Inc.
        Director, Kacor Trust Deed Company
        Director, Community Investment Corporation
        Director, Continental Community Development Corporation
        Director, President, Kemper Real Estate, Inc.
        Director, President, Kemper/Cymrot, Inc.
        Director, President, Kemper/Cymrot Management, Inc.
        Director, President, FKLA Loire Court, Inc.
        Director, Vice President, FKLA Realty Corporation
        Director, President, FLA First Nationwide, Inc.
        Director, President, FLA Plate Building, Inc.
        Director, Vice President, FLA Realty Corporation
        Director, Kemper/Lumbermens Properties, Inc.
        Director, Senior Vice President, Kemper Real Estate Management Company Director, KRDC, Inc.
        Director, Mesa Homes
        Director, Mesa Homes Brokerage Company

        Director, Mount Doloroes Corporation
        Director, Montgomery Gallery, Inc.
        Director, Monterey Research Park, Inc.
        Director, One Corporate Centre, Inc.
        Director, Pacific Homes, Inc.
        Director, Palomar Triad, Inc.
        Director, Pine/Battery Properties, Inc.
        Director, Rancho and Industrial Property Brokerage, Inc. Director, Rancho California, Inc.
        Director, Rancho Regional Shopping Center, Inc.
        Director, Tourelle, Inc.
        Director, Two Corporate Center
        Director, Vice President, Kemper Portfolio Corporation Director, Vice President, KFC Portfolio Corporation Director, Vice Presidnet, KILICO Realty Corporation Director, President, KI Arnold Industrial, Inc. Director, President, KI Canyon Park, Inc.
        Director, President, KI Centreville, Inc.
        Director, President, KI Colorado Boulevard, Inc. Director, President, KI Dublin Boulevard, Inc.
        Director, President, KI LaFiesta Square, Inc.
        Director, President, KI Lewinsville, Inc.
        Director, President, KI Monterey Research, Inc. Director, President, KI Olive Street, Inc.
        Director, President, KI Thornton Boulevard, Inc. Director, President, KI Sutter Street, Inc.
        Director, President, KR 77 Fitness Center, Inc. Director, President, KR Avondale Redmond, Inc.
        Director, President, KR Black Mountain, Inc.
        Director, President, KR Brannan Resources, Inc. Director, President, KR Clay Capital, Inc.
        Director, President, KR Cranbury, Inc.
        Director, President, KR Delta Wetlands, Inc.
        Director, President, KR Gainesville, Inc.
        Director, President, KR Hotels, Inc.
        Director, President, KR Lafayette Apartments, Inc. Director, President, KR Lafayette BART, Inc.
        Director, President, KR Palm Plaza, Inc.
        Director, President, KR Red Hill Associates, Inc. Director, President, KR Seagate/Gateway North, Inc. Director, President, KR Venture Way, Inc.
        Director, President, KR Walnut Creek, Inc.
        Director, K-P Greenway, Inc.
        Director, K-P Plaza Dallas, Inc.
        Director, Kemper/Prime Acquisition Fund, Inc.
        Director, KRDC, Inc.

        Director, RespiteCare
        Director, President, SMS Realty Corp.
        Vice President, Kemper Funds
        Director, Urban Shopping Centers, Inc.

PETERS, JOHN E.
        Director, Dreman Value Advisors, Inc.
        Director, Senior Executive Vice President, Kemper Financial Services,
        Inc.
        Director, President, Kemper Distributors, Inc.
        Vice President, Zurich Investment Management, Inc.
        Vice President, Kemper Funds
        Director, Kemper Service Company

TIMBERS, STEPHEN B.
        Director, Dreman Value Advisors, Inc.
        Director, President, Chief Executive Officer and Chief Investment Officer, Kemper Financial Services, Inc.
        Director, Kemper Distributors, Inc.
        Director, Chairman, Zurich Investment Management, Inc.
        Director, Chairman, Kemper Service Company
        Director, President, Kemper International Management, Inc. Trustee and President, Kemper Funds
        Director, The LTV Corporation
        Director, Investment Analysts Society of Chicago

NEEL, JAMES R.
   Director, President and Chief Executive Officer, Dreman Value Advisors, Inc. Vice President, Kemper-Dreman Fund, Inc.

DUDASIK, PATRICK H.
   Executive Vice President, Chief Financial Officer and Treasurer, Dreman Value Advisors, Inc.
   Senior Vice President, Kemper Financial Services, Inc.
   Vice President and Treasurer, Zurich Investment Management, Inc. Treasurer and Chief Financial Officer, Kemper Distributors, Inc. Treasurer and Chief Financial Officer, Kemper Service Company
   Director and Treasurer, Kemper Investment Management Company Limited

BERRY, MICHAEL A.
   Managing Director, Dreman Value Advisors, Inc.

COUGHLIN, WILLIAM
   Managing Director, Dreman Value Advisors, Inc.

DIERENFELDT, DAVID F.
   Secretary, Dreman Value Advisors, Inc.
   Senior Vice President, Associate General Counsel and
   Assistant Secretary, Kemper Financial Services, Inc.
   Vice President and Secretary, Kemper Distributors, Inc.
   Assistant Secretary, Galaxy Offshore, Inc.
   Director, Secretary, INVEST Financial Corporation
   Secretary, INVEST Financial Corporation Holding Company
   Assistant Secretary, Investors Brokerage Services Insurance Agency, Inc. Assistant Secretary, Investors Brokerage Services, Inc.
   Secretary, Zurich Investment Management, Inc.

  Assistant Secretary, Kemper International Management, Inc.
  Assistant Secretary, Kemper Investment Management Company
  Limited
  Vice President and Assistant Secretary, Kemper Investors Fund
  Secretary, Kemper Service Company

FITZSIMONS, EILEEN M.
  Managing Director, Dreman Value Advisors, Inc.

HOLMES, JAMES P.
  Managing Director, Dreman Value Advisors, Inc.

MASTAIN, JR., RICHARD K.
  Managing Director, Dreman Value Advisors, Inc.

SHIPMAN, STEPHEN
  Managing Director, Dreman Value Advisors, Inc.

EPSTEIN, HARRY
  Vice President, Operations, Dreman Value Advisors, Inc.

KAY, JONATHAN
  Vice President, Dreman Value Advisors, Inc.

McRAE, SUSAN
  Vice President, Dreman Value Advisors, Inc.

MORRISSEY, JOSYANE
  Vice President, Dreman Value Advisors, Inc.

RIDER, JOSEPH
  Vice President, Dreman Value Advisors, Inc.

ITEM 29.  PRINCIPAL UNDERWRITER



     (a) Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter of the Kemper Mutual Funds, Kemper International Bond Fund and Kemper-Dreman Fund, Inc.



     (b) Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 120 South LaSalle Street, Chicago, Illinois 60603.




                                                                    POSITIONS AND
                            POSITIONS AND OFFICES                    OFFICES WITH
       NAME                   WITH UNDERWRITER                        REGISTRANT
       ----                 ---------------------                   -------------
John E. Peters              Principal Director, President          Vice President
William E. Chapman, II      Director, Executive Vice President           None
James L. Greenawalt         Director, Executive Vice President           None
John E. Neal                Director                               Vice President
Stephen B. Timbers          Director                               President, Trustee
Patrick H. Dudasik          Financial Principal, Treasurer
                            and Chief Financial Officer                  None
Linda A. Bercher            Senior Vice President                        None
Thomas V. Bruns             Senior Vice President                        None
Terry Cunningham            Senior Vice President                        None
Daniel T. O'Lear            Senior Vice President                        None
John H. Robison, Jr.        Senior Vice President                        None
Henry J. Schulthesz         Senior Vice President                        None
David F. Dierenfeldt        Vice President, Secretary      Vice President and Assistant Secretary
Carlene D. Merold           Vice President                               None
Elizabeth C. Werth          Vice President                               None
Diane E. Ratekin            Assistant Secretary                          None




     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS



     All such accounts, books and other documents are maintained at the offices of the Registrant, at the offices of the Registrant's investment managers, Zurich Kemper Investments, Inc., 120 South LaSalle Street, Chicago, Illinois 60603 and Dreman Value Advisors, Inc. (also the Registrant's sub-adviser), 10 Exchange Place, Jersey City, New Jersey 07302, at the offices of Registrant's principal underwriter, Kemper Distributors, Inc., 120 South LaSalle Street, Chicago, Illinois 60603, at the offices of the custodian, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 or at the offices of the custodian The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245.


ITEM 31. MANAGEMENT SERVICES

     Not applicable.

ITEM 32. UNDERTAKINGS

     (a) Not applicable.


     (b) The Registrant undertakes to file a Post-Effective Amendment using financial statements of the Investment Grade Bond, Value, Small Cap Value, Value+Growth, Horizon 20+, Horizon 10+ and Horizon 5 Portfolios of the Registrant, which need not be certified, within four to six months from the effective date of the Registration Statement.



     (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered, a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 13th day of February, 1996.


                                          KEMPER INVESTORS FUND

                                          By /s/ STEPHEN B. TIMBERS
                                            ------------------------------------
                                               Stephen B. Timbers, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on February 13, 1996 on behalf of the following persons in the capacities indicated.



                  SIGNATURE                                         TITLE
---------------------------------------------   ----------------------------------------------
           /s/ STEPHEN B. TIMBERS               President (Principal
---------------------------------------------   Executive Officer)
             Stephen B. Timbers                 and Trustee

             /s/ JAMES E. AKINS*                Trustee
---------------------------------------------

          /s/ ARTHUR R. GOTTSCHALK*             Trustee
---------------------------------------------

          /s/ FREDERICK T. KELSEY*              Trustee
---------------------------------------------

            /s/ FRED B. RENWICK*                Trustee
---------------------------------------------

            /s/ JOHN B. TINGLEFF*               Trustee
---------------------------------------------

            /s/ JOHN G. WEITHERS*               Trustee
---------------------------------------------

             /s/ JEROME L. DUFFY                Treasurer (Principal
---------------------------------------------   Financial and
               Jerome L. Duffy                  Accounting Officer)


* Philip J. Collora signs this document pursuant to powers of attorney filed herewith.

                                                 /s/ PHILIP J. COLLORA
                                          --------------------------------------
                                                    Philip J. Collora

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                                             TITLE
-------       -------------------------------------------------------------------------------
99.b1. (a)    Agreement and Declaration of Trust.*
99.b1. (b)    Written Instrument Amending the Agreement and Declaration of Trust.*
99.b1. (c)    Written Instrument Amending the Agreement and Declaration of Trust.*
99.b1. (d)    Written Instrument Amending the Agreement and Declaration of Trust to Establish
              and Designate Seven Additional Series.
99.b1. (e)    Written Instrument Amending the Agreement and Declaration of Trust to Change
              the Name of Two Existing Series.
99.b2.        By-laws.*
99.b3.        Not Applicable.
99.b4.        Text of Share certificate.*
99.b5. (a)    Investment Management Agreement (Money Market, Total Return, High Yield,
              Growth, Government Securities, International and Small Cap Growth Portfolios).
99.b5. (b)    Investment Management Agreement (Investment Grade Bond, Value+Growth,
              Horizon 20+, Horizon 10+ and Horizon 5 Portfolios).**
99.b5. (c)    Investment Management Agreement (Value and Small Cap Value Portfolios).**
99.b5. (d)    Sub-Advisory Agreement (Value+Growth, Horizon 20+, Horizon 10+ and Horizon 5
              Portfolios).**
99.b6.        Underwriting Agreement.
99.b7.        Not Applicable.
99.b8. (a)    Custody Agreement.*
99.b8. (b)    Foreign Custodian Agreement.*
99.b9.        Agency Agreement.*
99.b10.(a)    Legal Opinion and Consent of Vedder, Price, Kaufman & Kammholz.**
99.b10.(b)    Legal Opinion and Consent of Ropes + Gray.**
99.b11.       Consent and Reports of Ernst & Young LLP.**
99.b12.       Not Applicable.
99.b13.       Subscription Agreement (Investment Grade Bond, Value, Small Cap Value,
              Value+Growth, Horizon 20+, Horizon 10+ and Horizon 5 Portfolios).**
99.b14.       Not Applicable.
99.b15.       Not Applicable.
99.b17.       Not Applicable.
99.b24.       Powers of Attorney.
27.1          Financial Data Schedule (Money Market).**
27.2          Financial Data Schedule (Total Return).**
27.3          Financial Data Schedule (High Yield).**
27.4          Financial Data Schedule (Growth).**
27.5          Financial Data Schedule (Government Securities).**
27.6          Financial Data Schedule (International).**
27.7          Financial Data Schedule (Small Cap Growth).**
99.b99.       Not Applicable.


---------------


 * Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on or about April 27, 1995.


** To be filed before the effective date of the Registration Statement.